UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

PRELIMINARY SCHEDULE 14A

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Securities Exchange Act of 1934

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Vision Sensing Acquisition Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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VISION SENSING ACQUISITION CORP.

10 E. 53rd Street, Suite 3001

New York, NY 10022

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON APRIL 30, 2024

TO THE STOCKHOLDERS OF VISION SENSING ACQUISITION CORP.:

You are cordially invited to attend the 2024 Annual Meeting, which we refer to as the “Annual Meeting,” of stockholders of Vision Sensing Acquisition Corp., which we refer to as “we,” “us,” “our,” “VSAC” or the “Company,” to be held at 9:00 a.m. Eastern Time on April 30, 2024.

The Annual Meeting will be conducted via live webcast. You will be able to attend the Annual Meeting online, vote and submit your questions during the Annual Meeting by visiting https://www.cstproxy.com/visionsensing/2024. To access the virtual online Annual Meeting, you will need your 12-digit control number to vote electronically at the Annual Meeting. We are pleased to utilize the virtual stockholder meeting technology to provide ready access and cost savings for our stockholders and the Company. The virtual meeting format allows attendance from any location in the world.

Even if you are planning on attending the Annual Meeting online, please promptly submit your proxy vote by telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Annual Meeting. Instructions on voting your shares are on the proxy materials you received for the Annual Meeting. Even if you plan to attend the Annual Meeting online, it is strongly recommended you complete and return your proxy card before the Annual Meeting date, to ensure that your shares will be represented at the Annual Meeting if you are unable to attend.

The accompanying proxy statement, which we refer to as the “Proxy Statement,” is dated April [●], 2024, and is first being mailed to stockholders of the Company on or about April [●], 2024. The sole purpose of the Annual Meeting is to consider and vote upon the following proposals:

●	The Director Proposal: a proposal to re-elect (the “Director Proposal”) one director to the Board, with such director to serve until the third annual meeting of stockholders following this Annual Meeting or until his successor is elected and qualified;

●	The Auditor Proposal: a proposal to ratify the selection by our Audit Committee of Adeptus Partners, LLC to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 (the “Auditor Proposal”);

●	The Founder Share Amendment Proposal: a proposal to amend the Company’s existing Amended and Restated Certificate of Incorporation as previously amended by the First Amendment thereto and the Second Amendment thereto (the “Existing Charter”) in the form set forth in Annex A to the accompanying Proxy Statement, to provide for the right of the holders of Class B common stock of VSAC, par value $0.0001 per share (the “VSAC Class B Common Stock” or “Founder Shares”) to convert such shares of VSAC Class B Common Stock into shares of Class A common stock of VSAC, par value $0.0001 per share (“VSAC Class A Common Stock” and together with the Class B Common Stock, the “VSAC Common Stock”) on a one-to-one basis at the election of such holders (the “Founder Share Amendment Proposal”) in order to enable VSAC to comply, after transferring its listing from the Nasdaq Global Market to the Nasdaq Capital Market, with the continued listing requirement of the Nasdaq Capital Market (“Nasdaq”) set forth in Listing Rule 5550(b)(2), which requires the Company to maintain market value of listed securities of at least $35 million for the previous thirty (30) consecutive trading days for continued listing on Nasdaq (the “MVLS Requirement”) after receipt of the letter from Nasdaq on January 17, 2024 stating VSAC was not in compliance with the continued listing requirement of the Nasdaq Global market set forth in Listing Rule 5450(b)(2)(A) (the “Letter”), and requiring the Company to appeal such determination by requesting a hearing to the Hearings Panel (the “Panel”), pursuant to the procedures set forth in the Nasdaq Listing Rule 5800 Series to stay the suspension of VSAC’s securities and the filing of the Form 25-NSE pending the Panel’s decision pursuant to the current hearing scheduled to be held on April 4, 2024 (the “Hearing”). For more information about the Letter, see our Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on January 23, 2024;

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●	The Extension Amendment Proposal: a proposal to amend the Existing Charter in the form set forth in Annex B to the accompanying Proxy Statement, giving the Company the right to extend the date by which the Company must (i) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination involving the Company and one or more businesses (a “business combination”) or else (ii) cease its operations if it fails to complete such business combination, and redeem or repurchase 100% of the Company’s Class A common stock included as part of the units sold in the Company’s initial public offering that closed on November 3, 2021 (the “IPO”) from May 3, 2024 (the “Termination Date”) by up to six one-month extensions to November 3, 2024 (which we refer to as the “Extension”, and such later date, the “Extended Deadline”) provided that (i) the Sponsor (as defined below) (or its affiliates or permitted designees) will deposit into the Trust Account the lesser of (x) $60,000 or (y) $0.045 per share for each Public Share outstanding as of the applicable Deadline Date for each such one-month extensions until November 3, 2024 unless the closing of the Company’s initial business combination shall have occurred (the “Extension Payment”) in exchange for a non-interest bearing, unsecured promissory note payable upon consummation of a business combination (such proposal is the “Extension Amendment Proposal” and together with the Founder Share Amendment Proposal, the “Charter Proposals”):

●	The Trust Amendment Proposal: a proposal to amend the Investment Management Trust Agreement dated November 1, 2021, as amendment by Amendment No. 1 dated May 1, 2023, and Amendment No 2. dated October 20, 2023, (the “Trust Agreement”) entered into between Continental Stock Transfer & Trust Company, as trustee (“Continental”) and the Company governing the trust account (the “Trust Account”) established in connection with the IPO (the “Trust Amendment”), pursuant to an amendment to the Trust Agreement in the form set forth in Annex C to the accompanying Proxy Statement to extend the date on which Continental must liquidate the Trust Account if the Company has not completed its initial business combination, from May 3, 2024 by up to six one-month extensions to November 3, 2024 by depositing into the Trust Account the lesser of (x) $60,000 or (y) $0.045 per share for each Public Share outstanding as of the applicable Deadline Date for ach such one-month extension (such proposal is the “Trust Amendment Proposal”); and

●	The Adjournment Proposal: a proposal to approve the adjournment of the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the Director Proposal, Auditor Proposal, Charter Proposals, or Trust Amendment Proposal. The Adjournment Proposal will only be presented at the Annual Meeting if there are not sufficient votes to approve any of the Director Proposal, Auditor Proposal, Charter Proposals, or Trust Amendment Proposal.

The Director Proposal, the Auditor Proposal, the Charter Proposals, the Trust Amendment Proposal, and the Adjournment Proposal are more fully described in the accompanying Proxy Statement.

Approval of the Director Proposal will be determined by a plurality of the votes cast by the stockholders present in person or represented by proxy and entitled to vote at the Annual Meeting. In accordance with the Charter, prior to the completion of the Company’s initial business combination, holders of the Class A Common Stock and holders of the Class B Common Stock (the “Founder Shares”), voting together as a single class, shall have the exclusive right to vote for the election of directors and on all other matters properly submitted to a vote of the stockholders.

Approval of the Founder Share Amendment Proposal requires the affirmative vote of both (x) holders of a majority of the of outstanding share of VSAC Common Stock voting together as a single class and (y) holders of a majority of the outstanding shares of VSAC Class B Common Stock voting as a separate class. Since the Class B Common Stock represents a majority of both the Class A Common Stock and the Class B Common Stock voting together as a single class and the Sponsor, which holds all of the Class B Common Stock, and all of our directors and officers are expected to vote any common stock over which they have voting control, we expect the Founder Share Amendment Proposal to be approved. Upon conversion of the VSAC Class B Common Stock to VSAC Class A Common Stock, such VSAC Class A Common Stock will not be entitled to receive funds from the Trust Account through redemptions or otherwise. Notwithstanding stockholder approval of the Founder Share Amendment Proposal, the VSAC Board will retain the right to abandon and not implement the Founder Share Amendment at any time without any further action by our stockholders.

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The affirmative vote of at least 65% of the Company’s outstanding common stock, including the Founder Shares and the Class A common stock included in the Private Placement Units, will be required to approve the Extension Amendment Proposal and the Trust Amendment Proposal. Stockholder approval of the Extension Amendment and Trust Amendment are required for the implementation of the VSAC Board’s plan to extend the Termination Date by which we must consummate our initial business combination. Notwithstanding stockholder approval of the Extension Amendment Proposal and the Trust Amendment Proposal, subject to the terms of the Merger Agreement, the VSAC Board will retain the right to abandon and not implement the Extension Amendment and Trust Amendment at any time without any further action by our stockholders.

Approval of the Auditor Proposal will be determined by the vote of a majority of the votes cast by the stockholders present in person or represented by proxy and entitled to vote at the Annual Meeting.

The purpose of the Founder Share Amendment Proposal is to allow the holders of VSAC Class B Common Stock to convert their shares of VSAC Class B Common Stock into shares of VSAC Class A Common Stock, on a one-for-one basis, at any point in time prior to the completion of the Business Combination with Mediforum (each as defined below). Such conversions would give VSAC flexibility to regain compliance with Nasdaq under the MVLS Requirement.

The purpose of the Extension Amendment Proposal and the Trust Amendment Proposal is to allow us additional time to complete our previously announced business combination (the “Business Combination”) with Mediforum Co. Ltd., a registered company organized under the laws of the Republic of Korea (“Mediforum”). On January 12, 2024, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Mediforum. Pursuant to the terms of the Merger Agreement (i) a new British Virgin Islands business company (“PubCo”), (ii) a British Virgin Islands company and a wholly owned direct subsidiary of PubCo (“Merger Sub 1”), and (iii) a Delaware limited liability company and a wholly owned direct subsidiary of PubCo (“Merger Sub 2”) will be formed for the purpose of participating in the transactions contemplated by the Merger Agreement, including, without limitation, (a) the merger of Merger Sub 1 with and into the BVI Company (as defined below), with the BVI Company surviving such merger as a wholly owned subsidiary of PubCo (the “Initial Merger”), and (b) the merger of Merger Sub 2 with and into the Company, with the Company surviving such merger as a wholly owned subsidiary of PubCo (the “VSAC Merger” and together with the Initial Merger, the “Mergers”, and together with the other transactions contemplated by the Merger Agreement and the other agreements contemplated thereby, the “Transactions”). Prior to the closing of the Merger Agreement, Mediforum will restructure and redomesticate to the British Virgin Islands (the “BVI Company”).

Pursuant to the Existing Company Charter, the Company currently has until May 3, 2024, to complete its initial business combination. While we and the other parties to the Merger Agreement are working toward satisfaction of the conditions to completion of the Business Combination, there is not be sufficient time before May 3, 2024 to consummate the closing of the Business Combination.

If the Extension Amendment and the Trust Amendment are approved and implemented, the Company may, but is not obligated to, extend the period in which the Company must complete its initial business combination up to six more times, each by an additional one month for an aggregate of up to six additional months, provided that the Company or the Sponsor (or any of either of their affiliates or designees) will deposit, on or prior to (i) in the case of the first such extension, the deadline for the Company to consummate a Business Combination prior to such extension, or the next business day if such deadline is not a business day and (ii) for each subsequent extension, the last day of the immediately preceding extension for each such extension, or the next business day if such last day is not a business day (each a “Deadline Date”), into the Trust Fund the lesser of (x) $60,000 or (y) $0.045 per share for each Public Share outstanding as of the applicable Deadline Date for each such extension.

The VSAC Board has determined that it is in the best interests of the Company to seek an extension of the Termination Date and have the Company’s stockholders approve the Extension Amendment Proposal and the Trust Amendment Proposal to allow for additional time to consummate the Business Combination. Without the Extension, the Company believes that the Company will not be able to complete the Business Combination on or Before the Termination Date. If that were to occur, the Company would be precluded from completing the Business Combination and would be forced to liquidate.

Without the Extension, we cannot obtain an extension by any other means because we have already requested and received the six 1-month extensions to the Termination Date made available under the Existing Company Charter. The cost of each such 1-month extension was $60,000 per month.

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If the Extension Amendment Proposal and the Trust Amendment Proposal are NOT approved and we do not consummate a business combination by May 3, 2024, as contemplated by our IPO prospectus and in accordance with the Existing Company Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses as provided in our registration statement), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the VSAC Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up.

The Adjournment Proposal, if adopted, will allow the Board to adjourn the Annual Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Director Proposal and the Auditor Proposal.

In connection with the Extension Amendment Proposal, holders of the Public Shares (the “Public Stockholders”) may elect to redeem their Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest (which interest shall be net of taxes payable), divided by the number of Public Shares then outstanding, which election we refer to as the “Redemption Election.”

A Redemption Election can be made regardless of whether such Public Stockholders vote “FOR” or “AGAINST” the Extension Amendment Proposal and a Redemption Election can also be made by Public Stockholders who do not vote, or do not instruct their broker or bank how to vote, at the Annual Meeting. Holders of Public Shares may make a Redemption Election regardless of whether such Public Stockholders were holders as of the Record Date.

Public Stockholders who do not make the Redemption Election would be entitled to have their shares redeemed for cash if we have not completed a business combination by the Extended Deadline. In addition, regardless of whether Public Stockholders vote “FOR” or “AGAINST” the Extension Amendment Proposal and/or the Trust Amendment Proposal, or do not vote, or do not instruct their broker or bank how to vote, at the Annual Meeting, if the Extension Amendment is implemented and a Public Stockholder does not make a Redemption Election, they will retain the right to vote on any proposed business combination in the future and the right to redeem their Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of such business combination, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares, in the event any proposed business combination is completed.

You are not being asked to vote on a business combination at this time. If the Extension Amendment is implemented and you do not elect to redeem your Public Shares, provided that you are a stockholder on the Record Date for a meeting to consider a business combination, you will retain the right to vote on a business combination when it is submitted to stockholders and the right to redeem your Public Shares for cash in the event a business combination is approved and completed or we have not consummated a business combination by the Extended Deadline.

Based upon the amount in the Trust Account as of the Record Date for the Annual Meeting, which was approximately $[●] million, we anticipate that the per-share price at which Public Shares will be redeemed from cash held in the Trust Account will be approximately $[●] at the time of the Annual Meeting. The closing price of the Public Shares on Nasdaq on [●], the most recent practicable closing price prior to the mailing of this Proxy Statement, was $[●]. We cannot assure stockholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such stockholders wish to sell their shares.

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TO DEMAND REDEMPTION, BEFORE 5:00 P.M. EASTERN TIME ON APRIL 26, 2024 (TWO BUSINESS DAYS BEFORE THE ANNUAL MEETING), YOU SHOULD ELECT EITHER TO PHYSICALLY TENDER YOUR SHARE CERTIFICATES TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY OR TO DELIVER YOUR SHARES TO THE TRANSFER AGENT ELECTRONICALLY USING DTC’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN), AS DESCRIBED HEREIN. YOU SHOULD ENSURE THAT YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN. THE REDEMPTION RIGHTS INCLUDE THE REQUIREMENT THAT A HOLDER MUST IDENTIFY ITSELF IN WRITING AS A BENEFICIAL HOLDER AND PROVIDE ITS LEGAL NAME, PHONE NUMBER AND ADDRESS TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY IN ORDER TO VALIDLY REDEEM ITS SHARES.

Our sponsor, Vision Sensing, LLC, a Delaware limited liability company (the “Sponsor”) owns all 2,530,000 outstanding shares of our Class B common stock (the “Founder Shares”) that were issued to the Sponsor prior to our initial public offering that closed on November 3, 2021 (the “IPO”), and 472,700 private placement units (the “Private Placement Units”) that were purchased by the Sponsor in a private placement that closed simultaneously with the closing of the IPO. Prior to the IPO, our Sponsor issued to each of our five directors and executive officers a service member membership interest in the Sponsor in consideration for services to be provided to the Sponsor and/or us characterized as corresponding to a ratable share of our Class B common stock held by the Sponsor that will entitle him, if a business combination of the Company occurs, to receive distributions of those Class B shares, and/or the proceeds of the sale of such shares pursuant to the terms of the Sponsor’s operating agreement. The ratable shares of George Sobek, our Chairman and Chief Executive Officer and one of our directors, Hang Kon Louis Ma, our Chief Financial Officer and one of our directors, and our independent directors Joseph Magen, William Welser IV and Garry Stein are, respectively, 115,000, 30,000, 20,000, 20,000 and 90,000 shares of the Company’s Class B common stock. In the event of a liquidation, our Sponsor and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Units.

Our Board has fixed the close of business on April 9, 2024 as the date for determining the Company stockholders entitled to receive notice of and vote at the Annual Meeting and any adjournment thereof. Only holders of record of the Company’s shares of common stock on that date are entitled to have their votes counted at the Annual Meeting or any adjournment thereof.

After careful consideration of all relevant factors, the Board has determined that the Director Proposal, the Auditor Proposal, and, if presented, the Adjournment Proposal are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Enclosed is the Proxy Statement containing detailed information concerning the Director Proposal, the Auditor Proposal, the Charter Proposals, the Trust Amendment Proposal, the Adjournment Proposal, and the Annual Meeting. Whether or not you plan to attend the Annual Meeting, we urge you to read this material carefully and vote your shares.

April [●], 2024	By Order of the Board of Directors

/s/ George Peter Sobek
George Peter Sobek
Chief Executive Officer

Your vote is important. If you are a stockholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Annual Meeting. If you are a stockholder of record, you may also cast your vote online at the Annual Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote online at the Annual Meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting “AGAINST” the Director Proposal and the Auditor Proposal, and an abstention will have the same effect as voting “AGAINST” the Director Proposal and the Auditor Proposal.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on April 30, 2024: This notice of meeting and the accompanying Proxy Statement are available at https://www.cstproxy.com/visionsensing/2024.

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VISION SENSING ACQUISITION CORP.

10 E. 53rd Street, Suite 3001

New York, NY 10022

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON APRIL 30, 2024

PROXY STATEMENT

The Annual Meeting, which we refer to as the “Annual Meeting,” of stockholders of Vision Sensing Acquisition Corp., which we refer to as the “we,” “us,” “our,” “VSAC” or the “Company,” will be held at 9:00 a.m. Eastern Time on April 30, 2024 via live webcast. You will be able to attend, vote your shares, and submit questions during the Annual Meeting via a live webcast available at https://www.cstproxy.com/visionsensing/2024. To access the virtual online Annual Meeting, you will need your 12-digit control number to vote electronically at the Annual Meeting. The Annual Meeting will be held for the sole purpose of considering and voting upon the following proposals:

●	The Director Proposal: a proposal to re-elect (the “Director Proposal”) one director to the Board, with such director to serve until the third annual meeting of stockholders following this Annual Meeting or until his successor is elected and qualified;

●	The Auditor Proposal: a proposal to ratify the selection by our Audit Committee of Adeptus Partners, LLC to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 (the “Auditor Proposal”);

●	The Founder Share Amendment Proposal: a proposal to amend the Company’s existing Amended and Restated Certificate of Incorporation as previously amended by the First Amendment thereto and the Second Amendment thereto (the “Existing Charter”) in the form set forth in Annex A to the accompanying Proxy Statement, to provide for the right of the holders of Class B common stock of VSAC, par value $0.0001 per share (the “VSAC Class B Common Stock” or “Founder Shares”) to convert such shares of VSAC Class B Common Stock into shares of Class A common stock of VSAC, par value $0.0001 per share (“VSAC Class A Common Stock” and together with the Class B Common Stock, the “VSAC Common Stock”) on a one-to-one basis at the election of such holders (the “Founder Share Amendment Proposal”) in order to enable VSAC to comply, after transferring its listing from the Nasdaq Global Market to the Nasdaq Capital Market, with the continued listing requirement of the Nasdaq Capital Market (“Nasdaq”) set forth in Listing Rule 5550(b)(2), which requires the Company to maintain market value of listed securities of at least $35 million for the previous thirty (30) consecutive trading days for continued listing on Nasdaq (the “MVLS Requirement”) after receipt of the letter from Nasdaq on January 17, 2024 stating VSAC was not in compliance with the continued listing requirement of the Nasdaq Global market set forth in Listing Rule 5450(b)(2)(A) (the “Letter”), and requiring the Company to appeal such determination by requesting a hearing to the Hearings Panel (the “Panel”), pursuant to the procedures set forth in the Nasdaq Listing Rule 5800 Series to stay the suspension of VSAC’s securities and the filing of the Form 25-NSE pending the Panel’s decision pursuant to the current hearing scheduled to be held on April 4, 2024 (the “Hearing”). For more information about the Letter, see our Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on January 23, 2024;

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The Extension Amendment Proposal: a proposal to amend the Existing Charter in the form set forth in Annex B to the accompanying Proxy Statement, giving the Company the right to extend the date by which the Company must (i) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination involving the Company and one or more businesses (a “business combination”) or else (ii) cease its operations if it fails to complete such business combination, and redeem or repurchase 100% of the Company’s Class A common stock included as part of the units sold in the Company’s initial public offering that closed on November 3, 2021 (the “IPO”) from May 3, 2024 (the “Termination Date”) by up to six one-month extensions to November 3, 2024 (which we refer to as the “Extension”, and such later date, the “Extended Deadline”) provided that (i) the Sponsor (as defined below) (or its affiliates or permitted designees) will deposit into the Trust Account the lesser of (x) $60,000 or (y) $0.045 per share for each Public Share outstanding as of the applicable Deadline Date for each such one-month extensions until November 3, 2024 unless the closing of the Company’s initial business combination shall have occurred (the “Extension Payment”) in exchange for a non-interest bearing, unsecured promissory note payable upon consummation of a business combination (such proposal is the “Extension Amendment Proposal” and together with the Founder Share Amendment Proposal, the “Charter Proposals”):

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●	The Trust Amendment Proposal: a proposal to amend the Investment Management Trust Agreement dated November 1, 2021, as amendment by Amendment No. 1 dated May 1, 2023, and Amendment No 2. dated October 20, 2023, (the “Trust Agreement”) entered into between Continental Stock Transfer & Trust Company, as trustee (“Continental”) and the Company governing the trust account (the “Trust Account”) established in connection with the IPO (the “Trust Amendment”), pursuant to an amendment to the Trust Agreement in the form set forth in Annex C to the accompanying Proxy Statement to extend the date on which Continental must liquidate the Trust Account if the Company has not completed its initial business combination, from May 3, 2024 by up to six one-month extensions to November 3, 2024 by depositing into the Trust Account the lesser of (x) $60,000 or (y) $0.045 per share for each Public Share outstanding as of the applicable Deadline Date for ach such one-month extension (such proposal is the “Trust Amendment Proposal”); and

●	The Adjournment Proposal: a proposal to approve the adjournment of the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the Director Proposal, Auditor Proposal, Charter Proposals, or Trust Amendment Proposal. The Adjournment Proposal will only be presented at the Annual Meeting if there are not sufficient votes to approve any of the Director Proposal, Auditor Proposal, Charter Proposals, or Trust Amendment Proposal.

The purpose of the Founder Share Amendment Proposal is to allow the holders of VSAC Class B Common Stock to convert their shares of VSAC Class B Common Stock into shares of VSAC Class A Common Stock, on a one-for-one basis, at any point in time prior to the completion of the Business Combination with Mediforum (each as defined below). Such conversions would give VSAC flexibility to regain compliance with Nasdaq under the MVLS Requirement.

The purpose of the Extension Amendment Proposal and the Trust Amendment Proposal is to allow us additional time to complete our previously announced business combination (the “Business Combination”) with Mediforum Co. Ltd., a registered company organized under the laws of the Republic of Korea (“Mediforum”). On January 12, 2024, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Mediforum. Pursuant to the terms of the Merger Agreement (i) a new British Virgin Islands business company (“PubCo”), (ii) a British Virgin Islands company and a wholly owned direct subsidiary of PubCo (“Merger Sub 1”), and (iii) a Delaware limited liability company and a wholly owned direct subsidiary of PubCo (“Merger Sub 2”) will be formed for the purpose of participating in the transactions contemplated by the Merger Agreement, including, without limitation, (a) the merger of Merger Sub 1 with and into the BVI Company (as defined below), with the BVI Company surviving such merger as a wholly owned subsidiary of PubCo (the “Initial Merger”), and (b) the merger of Merger Sub 2 with and into the Company, with the Company surviving such merger as a wholly owned subsidiary of PubCo (the “VSAC Merger” and together with the Initial Merger, the “Mergers”, and together with the other transactions contemplated by the Merger Agreement and the other agreements contemplated thereby, the “Transactions”). Prior to the closing of the Merger Agreement, Mediforum will restructure and redomesticate to the British Virgin Islands (the “BVI Company”).

Pursuant to the Existing Company Charter, the Company currently has until May 3, 2024, to complete its initial business combination. While we and the other parties to the Merger Agreement are working toward satisfaction of the conditions to completion of the Business Combination, there is not be sufficient time before May 3, 2024 to consummate the closing of the Business Combination.

If the Extension Amendment and the Trust Amendment are approved and implemented, the Company may, but is not obligated to, extend the period in which the Company must complete its initial business combination up to six more times, each by an additional one month for an aggregate of up to six additional months, provided that the Company or the Sponsor (or any of either of their affiliates or designees) will deposit, on or prior to (i) in the case of the first such extension, the deadline for the Company to consummate a Business Combination prior to such extension, or the next business day if such deadline is not a business day and (ii) for each subsequent extension, the last day of the immediately preceding extension for each such extension, or the next business day if such last day is not a business day (each a “Deadline Date”), into the Trust Fund the lesser of (x) $60,000 or (y) $0.045 per share for each Public Share outstanding as of the applicable Deadline Date for each such extension.

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The VSAC Board has determined that it is in the best interests of the Company to seek an extension of the Termination Date and have the Company’s stockholders approve the Extension Amendment Proposal and the Trust Amendment Proposal to allow for additional time to consummate the Business Combination. Without the Extension, the Company believes that the Company will not be able to complete the Business Combination on or Before the Termination Date. If that were to occur, the Company would be precluded from completing the Business Combination and would be forced to liquidate.

Approval of the Extension Amendment Proposal and the Trust Amendment Proposal are conditions to the implementation of the Extended Deadline. We will not proceed with the Extended Deadline if redemptions of our Public Shares would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal and/or the Trust Amendment Proposal.

In connection with the Extension Amendment Proposal, holders of the Public Shares (the “Public Stockholders”) may elect to redeem their Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest (which interest shall be net of taxes payable), divided by the number of Public Shares then outstanding, which election we refer to as the “Redemption Election.”

A Redemption Election can be made regardless of whether such Public Stockholders vote “FOR” or “AGAINST” the Extension Amendment Proposal and a Redemption Election can also be made by Public Stockholders who do not vote, or do not instruct their broker or bank how to vote, at the Annual Meeting. Holders of Public Shares may make a Redemption Election regardless of whether such Public Stockholders were holders as of the Record Date.

Public Stockholders who do not make the Redemption Election would be entitled to have their shares redeemed for cash if we have not completed a business combination by the Extended Deadline. In addition, regardless of whether Public Stockholders vote “FOR” or “AGAINST” the Extension Amendment Proposal and/or the Trust Amendment Proposal, or do not vote, or do not instruct their broker or bank how to vote, at the Annual Meeting, if the Extension Amendment is implemented and a Public Stockholder does not make a Redemption Election, they will retain the right to vote on any proposed business combination in the future and the right to redeem their Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of such business combination, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares, in the event any proposed business combination is completed.

The withdrawal of funds from the Trust Account in connection with the Redemption Election will reduce the amount held in the Trust Account following the Redemption Election, and the amount remaining in the Trust Account may be only a small fraction of the approximately $[●] million that was in the Trust Account as of the Record Date for the Special Meeting. In such event, we may need to obtain additional funds to complete any proposed business combination.

If the Extension Amendment Proposal and the Trust Amendment Proposal are NOT approved and we do not consummate a business combination by May 3, 2024, as contemplated by our IPO prospectus and in accordance with the Existing Company Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses as provided in our registration statement), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the VSAC Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, holders of our Class B common stock (the “Founder Shares”), including Vision Sensing, LLC (our “Sponsor”), will not receive any monies held in the Trust Account as a result of their ownership of Founder Shares.

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If the Extension Amendment Proposal is approved, the Company, pursuant to the terms of the Trust Agreement, will (i) remove from the Trust Account an amount, which we refer to as the “Withdrawal Amount”, equal to the number of Public Shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares, and (ii) deliver to the holders of such redeemed Public Shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete a business combination on or before the Extended Deadline. Holders of Public Shares who do not redeem their Public Shares now will retain their redemption rights and their ability to vote on a business combination through the Extended Deadline if the Extension Amendment Proposal is approved.

Our Board has fixed the close of business on April 9, 2024, as the date for determining the Company stockholders entitled to receive notice of and vote at the Annual Meeting and any adjournment thereof (the “Record Date”). Only holders of record of the Company’s shares of common stock on that date are entitled to have their votes counted at the Annual Meeting or any adjournment thereof. On the Record Date of the Annual Meeting, there were 4,350,765 shares of common stock outstanding, of which 1,348,065 were Public Shares, 2,530,000 were Founder Shares and 427,700 were Class A common shares underlying the private placement units (the “Private Placement Shares”). The Founder Shares carry voting rights in connection with the Director Proposal, Auditor Proposal, Charter Proposals, Trust Amendment Proposal, and the Adjournment Proposal, and we have been informed by our Sponsor, which holds all 2,530,000 Founder Shares and all 427,700 of the Private Placement Shares, that it intends to vote in favor of the Director Proposal, Auditor Proposal, Charter Proposals, Trust Amendment Proposal, and the Adjournment Proposal. The Company’s warrants do not have voting rights in connection with the Director Proposal, Auditor Proposal, Charter Proposals, Trust Amendment Proposal, and the Adjournment Proposal.

This Proxy Statement contains important information about the Annual Meeting and the proposals. Please read it carefully and vote your shares.

We will pay for the entire cost of soliciting proxies from our working capital. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. We have engaged Laurel Hill Advisory Group LLC (“Laurel Hill”), to assist in the solicitation of proxies for the Annual Meeting. We have agreed to pay Laurel Hill a fee of $13,000. We will also reimburse Laurel Hill for reasonable out-of-pocket expenses and will indemnify Laurel Hill and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

To exercise your redemption rights, you must demand that the Company redeem your Public Shares for a pro rata portion of the funds held in the Trust Account and tender your shares to the Company’s transfer agent at least two business days prior to the Annual Meeting (April 26, 2024). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, our Sponsor will not receive any monies held in the Trust Account as a result of its ownership of the 2,530,000 Founder Shares that were issued to the Sponsor prior to our IPO or the 472,700 Private Placement Units that were purchased by the Sponsor in a private placement which occurred simultaneously with the completion of our IPO. As a consequence, a liquidating distribution will be made only with respect to the Public Shares.

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If the Company liquidates, the Sponsor has agreed to indemnify us to the extent any claims by a third party for services rendered or products sold to us, or any claims by a prospective target business with which we have discussed entering into an acquisition agreement, reduce the amount of funds in the Trust Account to below (i) $10.15 per public share or (ii) such lesser amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to our Trust Account and except as to any claims under our indemnity of the underwriters of our IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third party claims. We cannot assure you, however, that the Sponsor would be able to satisfy those obligations. Based upon the current amount in the Trust Account, we anticipate that the per-share price at which Public Shares will be redeemed from cash held in the Trust Account will be approximately $[●]. Nevertheless, the Company cannot assure you that the per share distribution from the Trust Account, if the Company liquidates, will not be less than $[●], plus interest, due to unforeseen claims of creditors.

Under the DGCL, our plan of dissolution must provide for all claims against us to be paid in full or make provision for payments to be made in full, as applicable, if there are sufficient assets. These claims must be paid or provided for before we make any distribution of our remaining assets to our stockholders. If we are forced to enter an insolvent liquidation, any distributions received by stockholders could be viewed as an unlawful payment if it was proved that immediately following the date on which the distribution was made, we were unable to pay our debts as they fall due in the ordinary course of business. As a result, a liquidator could seek to recover some, or all amounts received by our stockholders. Furthermore, our directors may be viewed as having breached their fiduciary duties to us or our creditors and/or may have acted in bad faith, thereby exposing themselves and our company to claims, by paying public stockholders from the trust account prior to addressing the claims of creditors. We cannot assure you that claims will not be brought against us for these reasons.

This Proxy Statement is dated April [●], 2024 and is first being mailed to stockholders on or about April [●], 2024.

April [●], 2024	By Order of the Board of Directors

/s/ George Peter Sobek
George Peter Sobek
Chief Executive Officer

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QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this Proxy Statement. Delaware General Corporation Law (the “DGCL”),

Why am I receiving this Proxy Statement?

This Proxy Statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by our Board for use at the Annual Meeting to be held by virtual attendance on April 30, 2024, or at any adjournments or postponements thereof. This Proxy Statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Annual Meeting.

We are a blank check company formed under the DGCL on August 13, 2021, for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. On November 3, 2021, we consummated our IPO from which we derived gross proceeds of approximately $101,200,000 in the aggregate and completed the private sales of 472,700 Private Placement Units from which we derived gross proceeds of $4,727,000. The amount in the Trust Account was initially $102,718,000 or $10.15 per public share. Like most blank check companies, our Charter provides for the return of our IPO proceeds held in trust to the holders of Class A common stock, par value $0.0001, sold in our IPO if there is no qualifying business combination(s) consummated on or before a certain date, which is currently May 3, 2024.

On August 30, 2022, VSAC entered into a business combination agreement (the “Newsight BCA”) with Newsight Imaging Ltd. (“Newsight”), a company organized under the laws of the State of Israel and Newsight Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Newsight (“Merger Sub”), which was amended by Amendment No. 1 thereto on January 13, 2023, and Amendment No. 2 thereto on January 29, 2023. On December 9, 2023, the Company, Newsight and Merger Sub entered into a Mutual Termination Agreement pursuant to which they terminated the Newsight BCA by mutual agreement in accordance with Section 7.1(a) thereof, and each party, on behalf of itself and its agents, released, waived and forever discharged the other parties and their agents of and from any and all obligation or liability arising under the Newsight BCA. The Company and Newsight determined to mutually terminate the Newsight BCA because of challenging global economic conditions.

On January 12, 2024, the Company entered into the Merger Agreement with Mediforum. Pursuant to the terms of the Merger Agreement (i) a new British Virgin Islands business company (PubCo), (ii) a British Virgin Islands company and a wholly owned direct subsidiary of PubCo (Merger Sub 1), and (iii) a Delaware limited liability company and a wholly owned direct subsidiary of PubCo (Merger Sub 2) will be formed for the purpose of participating in the transactions contemplated by the Merger Agreement, including, without limitation, (a) the Initial Merger, which is the merger of Merger Sub 1 with and into the BVI Company, with the BVI Company surviving such merger as a wholly owned subsidiary of PubCo, and (b) the VSAC Merger, which is the merger of Merger Sub 2 with and into the Company, with the Company surviving such merger as a wholly owned subsidiary of PubCo. Prior to the closing of the Merger Agreement, Mediforum will restructure and redomesticate to the British Virgin Islands as the BVI Company.

What is being voted on?	You are being asked to vote on the following proposals:

●	The Director Proposal: a proposal to re-elect one director to the Board, with such director to serve until the third annual meeting of stockholders following this Annual Meeting or until his successor is elected and qualified;

●	The Auditor Proposal: a proposal to ratify the selection by our Audit Committee of Adeptus Partners, LLC to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023;

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●	The Founder Share Amendment Proposal: a proposal to amend the Existing Charter in the form set forth in Annex A to provide for the right of the holders of the Company’s Class B Common Stock or Founder Shares to convert such shares of Class B Common Stock into shares of Class A Common Stock of the Company on a one-to-one basis at the election of such holder;

●	The Extension Amendment Proposal: a proposal to amend the Existing Charter to extend the date by which we have to consummate a business combination from May 3, 2024 to the Extended Deadline, which is November 3, 2024 by up to six one-month extensions by depositing into the Trust Account the lesser of (x) $60,000 or (y) $0.045 per share for each Public Share outstanding as of the applicable Deadline Date for each one-month extension, as specifically set forth in this proxy;

●	The Trust Amendment Proposal: a proposal to amend our Trust Agreement to extend the date on which Continental must liquidate the Trust Account if we have not completed our initial business combination, from May 3, 2024 to November 3, 2024 (or such earlier date after May 3, 2024 as determined by the Company’s board of directors); and

●	The Adjournment Proposal: a proposal to approve the adjournment of the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the Director Proposal, Auditor Proposal, either of the Charter Proposals or the Trust Amendment Proposal. The Adjournment Proposal will only be presented at the Annual Meeting if there are not sufficient votes to approve any of the Director Proposal, Auditor Proposal, either Charter Proposal or Trust Amendment Proposal.

For more information, please see “Director Proposal”, “Auditor Proposal”, “Founder Share Amendment Proposal”, “Extension Amendment Proposal” and “Trust Amendment Proposal.”

The Extension Amendment Proposal and the Trust Amendment Proposal are required to extend the date that we have to complete the Business Combination. The purpose of the Extension Amendment and the Trust Amendment Proposal are both allow the Company more time to complete the Business Combination.

However, we will not proceed with the Extension if redemptions of our public shares cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal and the Trust Amendment Proposal.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the Extension Amendment is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Redemption Election will reduce the amount held in the Trust Account following the Redemption Election. We cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the amount remaining in the Trust Account may be only a small fraction of the approximately $18.0 million that was in the Trust Account as of the record date. In such event, we may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

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If the Extension Amendment Proposal and the Trust Amendment Proposal are not approved and we do not consummate a business combination by November 3, 2023, as contemplated by our IPO prospectus and in accordance with the Existing Company Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the VSAC Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our liquidation. In the event of a liquidation, holders of our Founder Shares and Private Placement Warrants, including our Sponsor, will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares and Private Placement Unit.

You are not being asked to vote on the Business Combination at this time. If the Founder Share Amendment Proposal, the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the amendments are implemented, provided that you are a stockholder on the record date for a meeting to consider the Business Combination, you will retain the right to vote on the Business Combination when it is submitted to stockholders and the right to redeem all or a portion of your Public Shares for cash in the event the Business Combination is approved and completed, or if we have not consummated an initial business combination by the deadline.

After careful consideration, the Board has unanimously determined that the Director Proposal, the Auditor Proposal, the Charter Proposals, and the Trust Amendment Proposal are advisable and in the best interests of the Company and its stockholders and unanimously recommends that you vote “FOR” or give instruction to vote “FOR” each of these proposals.

THE VOTE OF STOCKHOLDERS IS IMPORTANT. STOCKHOLDERS ARE URGED TO SUBMIT THEIR PROXIES AS SOON AS POSSIBLE AFTER CAREFULLY REVIEWING THIS PROXY STATEMENT.

Why are the Director Proposal and Auditor Proposal being proposed?

The Company failed to hold an annual meeting of stockholders within 12 months after its fiscal year ended December 31, 2022, as required by Nasdaq Listing Rule 5620(a). The Company is holding an annual meeting for the election of directors to regain compliance with the listing rules.

The Company appointed Adeptus Partners, LLC to serve as the Company’s independent registered public accounting firm for the 2024 fiscal year. The Company elects to have its stockholders ratify such appointment.

Why should I vote “FOR” the Director Proposal and the Auditor Proposal?	The Board believes stockholders will benefit from the re-election of George Peter Sobek to the Board. The Board also believes that it is in the stockholders’ best interest to ratify the selection by our Audit Committee of Adeptus Partners, LLC, to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

What if I don’t want to vote “FOR” the Director Proposal or the Auditor Proposal?

If you do not want the Director Proposal or Auditor Proposal to be approved, you may “ABSTAIN,” not vote, or vote “AGAINST” such proposal.

If you attend the Annual Meeting in person by virtual attendance or by proxy, you may vote “AGAINST” the Director Proposal or the Auditor Proposal, and your shares of common stock will be counted for the purposes of determining whether the Director Proposal or the Auditor Proposal (as the case may be) are approved.

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However, if you fail to attend the Annual Meeting in person by virtual attendance or by proxy, or if you do attend the Annual Meeting in person by virtual attendance or by proxy but you “ABSTAIN” or otherwise fail to vote at the Annual Meeting, your shares of common stock will not be counted for the purposes of determining whether the Director Proposal or the Auditor Proposal is approved, and your shares of common stock will have no effect on the outcome of such votes.

How do the Company insiders intend to vote their shares?	The Sponsor and all of our directors and officers are expected to vote any shares of common stock over which they have voting control (including any Public Shares and Private Placement Shares owned by them) in favor of the Director Proposal and the Auditor Proposal. Currently, our Sponsor and our officers and directors own approximately 65.1% of our issued and outstanding shares, including 2,530,000 Founder Shares and 472,700 Private Placement Shares. Our Sponsor, directors and officers do not intend to purchase shares in the open market or in privately negotiated transactions in connection with the stockholder vote on the Director Proposal or the Auditor Proposal.

What vote is required to adopt the Director Proposal and the Auditor Proposal?

Approval of the Director Proposal will be determined by a plurality of the votes cast by the stockholders present in person or represented by proxy and entitled to vote at the Annual Meeting. In accordance with our Charter, prior to the completion of the Company’s initial business combination, holders of the Class A Common Stock and holders of the Class B Common Stock (the “Founder Shares”), voting together as a single class, shall have the exclusive right to vote for the election of directors and on all other matters properly submitted to a vote of the stockholders.

Approval of the Auditor Proposal will be determined by the vote of a majority of the votes cast by the stockholders present in person or represented by proxy and entitled to vote at the Annual Meeting.

Why should I vote for the Founder Share Amendment Proposal?

The purpose of the Founder Share Amendment Proposal is to allow the holders of VSAC Class B Common Stock to convert their shares of VSAC Class B Common Stock into shares of VSAC Class A Common Stock, on a one-for-one basis, at any point in time prior to the completion of the Company’s initial business combination. Such conversions would give VSAC flexibility to regain compliance with Nasdaq under the MVLS Requirement

In its January 17, 2024 Letter, Nasdaq notified the Company that it has determined to delist the Company’s securities from the Nasdaq Global Market because, among other reasons, the Company has not regained compliance with the continued listing requirement set forth in Listing Rule 5460(b)(2)(A) that required the market value of the Company’s listed securities to be $50 million or more. The Company has appealed Nasdaq’s determination to a hearing panel, and the appeal hearing is scheduled for April 4, 2024. The Company believes that it is more likely to be able to return to compliance with Nasdaq’s continued listing criteria if it transfers its listings to the Nasdaq Capital Market, which requires that the market value of the Company’s listed securities only be $35 million or more and if its Sponsor converts its shares of Class B Common Stock to Class A Common Stock to increase the total market value of the Company’s Class A Common Stock. The Class A Common stock is listed, but the Class B Common Stock is not.

Accordingly, the Board believes that in order to be able to retain the listing of its securities on Nasdaq and to be able to consummate its Business Combination with Mediforum or another business combination, the Sponsor will need to convert its Class B Common Stock to Class A Common Stock for the Company to regain compliance with Nasdaq under the MVLS Requirement. Without the approval of the Founder Share Amendment Proposal, the Board believes that there is significant risk that we might not, despite our best efforts, be able to regain compliance with Nasdaq under the MVLS Requirement and our appeal of the delisting determination may be denied. If that were to occur, we would be precluded from completing the Business Combination in accordance with the terms of the Merger Agreement (or any other business combination) and would be forced to liquidate even if our stockholders are otherwise in favor of consummating the Business Combination.

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How do the Company insiders intend to vote their shares on the Founder Share Amendment Proposal?	Our Sponsor, Vision Sensing, LLC, and all of our directors and officers are expected to vote any common stock over which they have voting control (including any public shares owned by them) in favor of the proposals. Currently, our Sponsor and our officers and directors own approximately 69.0% of our issued and outstanding shares of common stock, which includes all of the 2,530,000 Founder Shares and all of the 472,700 Private Placement Shares. Our Sponsor, directors and officers do not intend to purchase shares of common stock in the open market or in privately negotiated transactions in connection with the stockholder vote on the Founder Share Amendment Proposal.

What vote is required to adopt the Founder Share Amendment Proposal?	Approval of the Founder Share Amendment Proposal requires the affirmative vote of both (x) holders of a majority of the outstanding shares of VSAC Common Stock voting together as a single class and (y) holders of a majority of the outstanding shares of Class B Common Stock voting as a separate class. Since the Class B Common Stock represents a majority of both the Class A Common Stock and the Class B Common Stock voting together as a single class and the Sponsor, which holds all of the Class B Common Stock, and all of our directors and officers are expected to vote any common stock over which they have voting control, we expect the Founder Share Amendment Proposal to be approved. Upon conversion of the Class B Common Stock to Class A Common Stock, such Class A Common Stock will not be entitled to receive funds from the Trust Account through redemptions or otherwise.

What if I don’t want to vote “FOR” the Founder Share Amendment Proposal?	If you do not want the Founder Share Amendment Proposal to be approved, you must abstain, not vote, or vote “AGAINST” such proposal. Abstentions will have the effect of a vote “AGAINST” the Founder Share Amendment Proposal. We believe that the Founder Share Amendment Proposal is a “non-discretionary” matter, and therefore, broker non-votes, if any will have the effect of votes “AGAINST” the Founder Share Amendment Proposal.

What happens if the Founder Share Amendment Proposal is not approved?

If there are insufficient votes to approve the Founder Share Amendment Proposal we may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the proposal.

If the Founder Share Amendment Proposal is not approved, the Founder Share Amendment will not be implemented and the holders of our Class B Common Stock will not be permitted to convert such shares into shares of our Class A Common Stock before the completion of a business combination. This may make it harder for us to meet the MVLS Requirement of Nasdaq and complete the Business Combination with Mediforum or any alternative business combination.

If the Founder Share Amendment Proposal is approved, what happens next?	Upon approval of the Founder Share Amendment Proposal by the required number of votes, we plan to amend the Existing Charter to allow the holders of Class B Common Stock convert such shares into Class A Common Stock on a one-for-one basis, allow, which will help the Company to comply with the MVLS Requirement and regain compliance with the Nasdaq continued listing criteria.

Why is the Company proposing the Extension Amendment Proposal and the Trust Amendment Proposal?

The Existing Charter provides for the return of the funds held in the Trust Account to the holders of public shares if there is no qualifying business combination consummated on or before May 3, 2024 unless extended under the Existing Charter. The VSAC Board believes that there will not be sufficient time before May 3, 2024 to hold a Special Meeting for stockholder approval of any proposed business combination or to consummate any proposed Business Combination with Mediforum. Accordingly, the VSAC Board believes that in order to be able to consummate the proposed Business Combination with Mediforum or any other business combination, we will need to obtain approval of the Extended Deadline via the Extension Amendment Proposal.

The purpose of the Extension Amendment Proposal and Trust Amendment Proposal is to allow us additional time to complete a business combination. There is no assurance that the Company will be able to consummate the Mediforum Business Combination, given the actions that must occur prior to closing of the Business Combination or any other business combination.

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Accordingly, our Board is proposing the Extension Amendment Proposal and the Trust Amendment Proposal to amend the Existing Charter in the form set forth in Annex B hereto and to amend the Trust Agreement in the form set forth in Annex C hereto, respectively, to extend the date by which we must (i) consummate a business combination; or (ii) if we fail to consummate a business combination, (A) cease all operations except for the purpose of winding up, (B) redeem all of the Company’s public shares and (C) liquidate and dissolve, and our board is proposing the Trust Amendment Proposal to amend the Trust Agreement in the form set forth in Annex C to extend the date on which Continental must liquidate the Trust Account established in connection with our IPO if we have not completed a business combination, from May 3, 2024 to November 3, 2024 (or such earlier date after May 3, 2024 as determined by the Company’s board of directors).

Why should I vote “FOR” the Extension Amendment Proposal?

The VSAC Board believes that our stockholders will benefit from the consummation of the Mediforum Business Combination and is proposing the Extension Amendment Proposal to extend the date to complete the Business Combination until the Extended Deadline to give us additional time to complete the Business Combination.

The VSAC Board has determined that it is in the best interests of our stockholders to approve the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, to allow for additional time to consummate the Business Combination. While we are using our best efforts to complete the Business Combination as soon as practicable, the VSAC Board believes that there will not be sufficient time before the Termination Date to complete the Business Combination. Accordingly, the VSAC Board believes that in order to be able to consummate the Business Combination, we will need to obtain the Extension. Without the Extension, the VSAC Board believes that it is practically certain that we will not, despite our best efforts, be able to complete the Business Combination on or before May 3, 2024. If that were to occur, we would be precluded from completing the Business Combination and would be forced to liquidate even if our stockholders are otherwise in favor of consummating the Business Combination.

If the Extension is approved and implemented, subject to satisfaction of the conditions to closing in the Merger Agreement (including, without limitation, receipt of stockholder approval of the Business Combination), we intend to complete the Business Combination as soon as possible and in any event on or before the Extended Deadline.

Without the Extension, we cannot obtain an extension by any other means because we have already requested and received the six 1-month extensions to the Termination Date made available under the Existing Charter. The cost of each such 1-month extension was $60,000.

The Company believes that given its expenditure of time, effort and money on the Business Combination, circumstances warrant providing public stockholders an opportunity to consider the Business Combination. Accordingly, the VSAC Board is proposing the Extension Amendment Proposal to amend the Existing Company Charter in the form set forth in Annex B hereto to extend the date by which we must (i) consummate a business combination, or (ii) cease our operations if we fail to complete such business combination, and redeem or repurchase 100% of the shares of our Class A common stock included as part of the units sold in our IPO from May 3, 2024 to up to November 3, 2024, through six one-month extensions, as specifically provided herein with respect to the Extension.

You are not being asked to vote on the Business Combination at this time. If the Extension Amendment is implemented and you do not elect to redeem your Public Shares, provided that you are a stockholder on the record date for a meeting to consider the Business Combination, you will retain the right to vote on the Business Combination when it is submitted to stockholders and the right to redeem your Public Shares for cash in the event the Business Combination is approved and completed or we have not consummated a business combination by the Extended Deadline.

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If the Extension Amendment Proposal is not approved, we may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extension. If the Adjournment Proposal is not approved, the VSAC Board may not be able to adjourn the Annual Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

We believe that given our expenditure of time, effort and money on the Business Combination, circumstances warrant providing public stockholders an opportunity to consider the Business Combination and that it is in the best interests of our stockholders that we obtain the Extension. The VSAC Board believes the Business Combination will provide significant benefits to our stockholders. For more information about the Business Combination, see our Current Report on Form 8-K filed with the SEC on January 16, 2024.

The VSAC Board recommends that you vote FOR the Extension Amendment Proposal.

Why should I vote “FOR” the Trust Amendment Proposal?

As discuss above, the VSAC Board has determined that it is in the best interests of our stockholders to approve the Trust Amendment Proposal and, if necessary, the Adjournment Proposal, to allow for additional time to consummate the Business Combination. While we are using our best efforts to complete the Business Combination as soon as practicable, the VSAC Board believes that there will not be sufficient time before the Termination Date to complete the Business Combination. Accordingly, the VSAC Board believes that in order to be able to consummate the Business Combination, we will need to obtain the Extension. Without the Extension, the VSAC Board believes that it is practically certain that we will not, despite our best efforts, be able to complete the Business Combination on or before May 3, 2024. If that were to occur, we would be precluded from completing the Business Combination and would be forced to liquidate even if our stockholders are otherwise in favor of consummating the Business Combination.

Whether a holder of Public Shares votes in favor of or against the Extension Amendment Proposal or the Trust Amendment Proposal, if such proposals are approved, the holder may, but is not required to, redeem all or a portion of its Public Shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay income or franchise taxes, if any, divided by the number of then outstanding public shares. We will not proceed with the Extension if redemptions of our public shares would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal and the Trust Amendment Proposal.

If holders of public shares do not elect to redeem their Public Shares, such holders will retain redemption rights in connection with the Business Combination. Assuming the Extension Amendment Proposal is approved, we will have until the Extended Deadline to complete our business combination.

The VSAC Board recommends that you vote FOR the Trust Amendment Proposal.

When would the VSAC Board Abandon the Extension Proposal And the Trust Amendment Proposal?	The VSAC Board will abandon the Extension Amendment and Trust Amendment if our stockholders do not approve the Extension Amendment Proposal and Trust Amendment Proposal. Notwithstanding stockholder approval of the Extension Amendment Proposal and Trust Amendment Proposal, the VSAC Board will retain the right to abandon and not implement the Extension Amendment and Trust Amendment at any time without any further action by our stockholders, subject to the terms of the Business Combination Agreement. In addition, we will not proceed with the Extension if the number of redemptions or repurchases of our public shares causes us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal and Trust Amendment Proposal.

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How do the Company insiders intend to vote their shares on the Extension Amendment Proposal and the Trust Amendment Proposal?

Currently, our Sponsor and our officers and directors own approximately 69.0% of our issued and outstanding shares, which includes all 2,530,000 Founder Shares and all 472,700 Private Placement Shares.

The Founder Shares carry voting rights in connection with the Extension Amendment Proposal and the Trust Amendment Proposal, and we have been informed by our Sponsor and our officers and directors that it intends to vote in favor of the Extension Amendment Proposal and the Trust Amendment Proposal.

Our Sponsor, directors and officers do not intend to purchase our shares in the open market or in privately negotiated transactions in connection with the stockholder vote on the Extension Amendment and/or the Trust Amendment.

Our Sponsor, our directors and officers, Mediforum, Mediforum’s directors and officers, or any of their respective affiliates, may purchase public shares in privately negotiated transactions or in the open market prior to or following the Annual Meeting, although they are under no obligation to do so. Such public shares would be (a) purchased at a price no higher than the redemption price for the public shares, which is currently estimated to be $[●] per share and (b) would not be (i) voted by the initial stockholders or their respective affiliates at the Annual Meeting and (ii) redeemable by the initial stockholders or their respective affiliates. Any such purchases that are completed after the record date for the Annual Meeting may include an agreement with a selling stockholder that such stockholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Extension Amendment and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the proposals to be voted upon at the Annual Meeting are approved by the requisite number of votes and to reduce the number of public shares that are redeemed. In the event that such purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Extension Amendment and elected to redeem their shares for a portion of the Trust Account. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the Trust Account. Any Public Shares held by or subsequently purchased by our affiliates may be voted in favor of the Extension Amendment. None of our Sponsor, our directors and officers, Newsight, Newsight’s directors and officers, or any of their respective affiliates may make any such purchases when they are in possession of any material non-public information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act.

What vote is required to adopt the Extension Amendment Proposal?	The approval of the Extension Amendment Proposal requires adoption of a resolution under the DGCL by the affirmative vote of the holders of at least 65% of the total issued and outstanding shares of the Company’s common stock.

What vote is required to adopt the Trust Amendment Proposal?	The approval of the Trust Amendment Proposal requires adoption of a resolution by the affirmative vote of holders of at least 65% of the total issued and outstanding shares of the Company common stock as required pursuant to the provisions of the Trust Agreement.

What if I don’t want to vote “FOR” the Extension Amendment Proposal?	If you do not want the Extension Amendment Proposal to be approved, you must abstain, not vote or vote “AGAINST” such proposal. You will be entitled to redeem your public shares for cash in connection with this vote whether or not you vote on the Extension Amendment Proposal so long as you elect to redeem your public shares for a pro rata portion of the funds available in the Trust Account in connection with the Extension Amendment. If the Extension Amendment Proposal is approved, and the Extension Amendment is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid to the redeeming holders.

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What if I don’t want to vote “FOR” the Trust Amendment Proposal?	If you do not want the Trust Amendment Proposal to be approved, you must abstain, not vote, or vote “AGAINST” such proposal. You will be entitled to redeem your public shares for cash in connection with this vote whether or not you vote on the Trust Amendment Proposal so long as you elect to redeem your public shares for a pro rata portion of the funds available in the Trust Account in connection with the Trust Amendment. If the Trust Amendment Proposal is approved, and the Extension Amendment is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid to the redeeming holders.

What happens if the Extension Amendment Proposal is not approved?

If the Extension Amendment Proposal is not approved and we have not consummated an initial business combination by the Termination Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of our public shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the VSAC Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

There will be no distribution from the Trust Account with respect to our warrants which will expire worthless in the event we wind up.

In the event of a liquidation, our Sponsor and directors and officers will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or Private Placement Units.

What happens if the Trust Amendment Proposal is not Approved?	If the Trust Amendment Proposal is not approved and we do not consummate a business combination by May 3, 2024, as contemplated by our IPO prospectus and in accordance with the Existing Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of our public shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the VSAC Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

If the Extension Amendment Proposal is approved, what happens next?

If the Extension Amendment Proposal is approved by the requisite number of votes, the amendments to the Existing Charter that are set forth in Annex B hereto will become effective. We will remain a reporting company under the Exchange Act and our units, Public Shares and warrants will remain publicly traded.

If the Extension Amendment Proposal is approved, the removal of the Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of our shares held by our Sponsor as a result of its ownership of the Founder Shares and Private Placement Units.

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If the Extension Amendment Proposal is approved, we will continue to attempt to consummate an initial business combination until the Extended Deadline. We expect to seek stockholder approval of the Business Combination. If stockholders approve the Business Combination, we expect to consummate the Business Combination as soon as possible following such stockholder approval. Because we have only a limited time to complete our initial business combination, even if we are able to effect the Extension, our failure to obtain any required regulatory approvals in connection with the Business Combination within the requisite time period may require us to liquidate. If we liquidate, our public stockholders may only receive $[●] per share, and our warrants will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

If the Trust Amendment Proposal is approved, what happens next?	If the Trust Amendment Proposal is approved, we will continue to seek approval of the Extension Amendment Proposal in order to consummate an initial business combination by the Extended Deadline. If we receive approval of the Extension Amendment Proposal as well, we will amend our Trust Agreement in accordance with this proxy to reflect the terms of the Trust Amendment Proposal and the Extension Amendment Proposal. We expect to seek stockholder approval of the Business Combination. If stockholders approve the Business Combination, we expect to consummate the Business Combination as soon as possible following such stockholder approval.

What happens to the Company’s warrants if the Extension Amendment Proposal is not Approved?	If the Extension Amendment Proposal is not approved and we have not consummated the Business Combination by the Termination Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the VSAC Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up

What happens to the Company’s warrants if the Extension Amendment Proposal and the Trust Amendment Proposal are approved?	If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, we will retain the blank check company restrictions previously applicable to us and continue to attempt to consummate a business combination until the Extended Deadline. The public warrants will remain outstanding and will not become exercisable until the later of 30 days after the completion of our initial business combination and 12 months from the closing of our IPO, provided we have an effective registration statement under the Securities Act covering the shares of the Class A common stock issuable upon exercise of the warrants and a current prospectus relating to them is available (or we permit holders to exercise warrants on a cashless basis).

If I do not exercise my redemption rights now, can I exercise my redemption rights in connection with any future initial Business combination?	Yes. If you do not exercise your redemption rights now, you retain the right to exercise your redemption rights in connection with any future proposed business combination, subject to any limitations set forth in the Existing Charter.

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Am I able to exercise my redemption rights in connection with our initial business combination?	If you were a holder of shares of the Class A common stock as of the close of business on any record date for a future meeting to seek stockholder approval of our initial business combination, you will be able to vote on our initial business combination. The Annual Meeting relating to the Extension Amendment Proposal and the Trust Amendment Proposal does not affect your right to elect to redeem your Public Shares in connection with the Business Combination, subject to any limitations set forth in the Existing Company Charter. If you do not approve of the Business Combination, you will retain your right to redeem your Public Shares upon consummation of the Business Combination in connection with the stockholder vote to approve the Business Combination, subject to any limitations set forth in the Existing Company Charter.

Why should I vote “FOR” the Adjournment Proposal?	If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the Annual meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the Director Proposal, Auditor Proposal, either Charter Proposal or the Trust Amendment Proposal.

What if I don’t want to vote “FOR” the Adjournment Proposal?	If you do not want the Adjournment Proposal to be approved, you must “ABSTAIN”, not vote, or vote “AGAINST” such proposal.

How do the Company insiders intend to vote their shares on the Adjournment Proposal?	Our Sponsor, Vision Sensing, LLC, and all of our directors and officers are expected to vote any common stock over which they have voting control (including any public shares owned by them) in favor of the Adjournment Proposal. Currently, our Sponsor and our officers and directors own approximately 69.0% of our issued and outstanding shares of common stock, which includes all of the 2,530,000 Founder Shares and all of the 472,700 Private Placement Shares. Our Sponsor, directors and officers do not intend to purchase shares of common stock in the open market or in privately negotiated transactions in connection with the stockholder vote on the Adjournment Proposal

What vote is required to adopt the Adjournment Proposal?	The approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority of the then issued and outstanding shares of the common stock of the Company who, being present and entitled to vote at the Annual Meeting, vote on the Adjournment Proposal at the Annual Meeting.

How do I attend the meeting?

The Annual Meeting will be conducted via a live webcast at https://www.cstproxy.com/visionsensing/2024. To access the virtual online Annual Meeting, you will need your 12-digit control number to vote electronically at the Annual Meeting. The accompanying proxy statement (the “Proxy Statement”) is dated April [●], 2024, and is first being mailed to stockholders of the Company on or about April [●], 2024. If you do not have your control number, contact Continental Stock Transfer & Trust Company at the phone number or e-mail address below. Beneficial investors who hold shares through a bank, broker or other intermediary, will need to contact them and obtain a legal proxy. Once you have your legal proxy, contact Continental Stock Transfer & Trust Company to have a control number generated. Continental Stock Transfer & Trust Company contact information is as follows: 917-262-2373, or email proxy@continentalstock.com.

Stockholders will also have the option to listen to the Annual Meeting by telephone by calling:

●	Within the U.S. and Canada: +1 800-450-7155 (toll-free)

●	Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply) The passcode for telephone access is: [●].

You will not be able to vote or submit questions unless you register for and log in to the Annual Meeting.

How do I change or revoke my vote?	You may change your vote by e-mailing a later-dated, signed proxy card to vsac@LaurelHill.com so that it is received by us prior to the Annual Meeting or by attending the Annual Meeting online and voting. You also may revoke your proxy by sending a notice of revocation to us, which must be received by us prior to the Annual Meeting.

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Please note, however, that if on the Record Date your shares were held, not in your name, but rather in an account at a brokerage firm, custodian bank, or other nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. If your shares are held in street name, and you wish to attend the Annual Meeting and vote at the Annual Meeting online, you must bring to the Annual Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes and abstentions. Approval of the Director Proposal will be determined by a plurality of the votes cast by the stockholders present in person or represented by proxy and entitled to vote at the Annual Meeting. In accordance with our Charter, prior to the completion of the Company’s initial business combination, holders of the Class A Common Stock and holders of the Class B Common Stock (the Founder Shares), voting together as a single class, shall have the exclusive right to vote for the election of directors and on all other matters properly submitted to a vote of the stockholders.

Approval of the Auditor Proposal will be determined by the vote of a majority of the votes cast by the stockholders present in person or represented by proxy and entitled to vote at the Annual Meeting.

Approval of the Founder Share Amendment Proposal requires the affirmative vote of both (x) a majority of the holders of outstanding Common Stock voting together as a single class and (y) a majority of the outstanding Class B Common Stock voting as a separate class.

Approval of the Extension Amendment Proposal and the Trust Amendment Proposal requires the affirmative vote of at least 65% of the Company’s outstanding common stock, including the Founder Shares and the Private Placement Shares.

The approval of the Adjournment Proposal will be determined by the vote of a majority of the votes cast by the stockholders present in person or represented by proxy and entitled to vote at the Annual Meeting.

A Company stockholder’s failure to vote by proxy or to vote online at the Annual Meeting will not be counted towards the number of shares required to validly establish a quorum. If a valid quorum is otherwise established, a Company stockholder’s failure to vote by proxy or to vote online at the Annual Meeting (i) will have no effect on the outcome of any vote on the Director Proposal, the Auditor Proposal or the Adjournment Proposal but (ii) will have the effect of a vote “AGAINST” the Founder Share Amendment Proposal, the Extension Amendment Proposal and the Trust Amendment Proposal.

Abstentions and broker non-votes will be counted as shares present in connection with the determination of whether a valid quorum is established but will not count as votes cast at the Annual Meeting. Abstentions and broker non-votes (i) will have no effect on the outcome of any vote on the Director Proposal, the Auditor Proposal or the Adjournment Proposal but (ii) will have the effect of a vote “AGAINST” the Founder Share Amendment Proposal, the Extension Amendment Proposal and the Trust Amendment Proposal.

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If my shares are held in “street name,” will my broker automatically vote them for me?	No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. We believe all the proposals presented to the stockholders will be considered non-discretionary and therefore your broker, bank, or nominee cannot vote your shares without your instruction. Your bank, broker, or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, which we refer to as being held in “street name,” you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

What is a quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. Holders of a simple majority in voting power of our common stock on the Record Date issued and outstanding and entitled to vote at the Annual Meeting, present in person or represented by proxy, constitute a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online at the Annual Meeting. Abstentions will be counted towards the quorum requirement. In the absence of a quorum, the chairman of the meeting has power to adjourn the Annual Meeting. As of the Record Date for the Annual Meeting, 2,175,383 shares would be required to achieve a quorum.

Who can vote at the Annual Meeting?

Only holders of record of our shares at the close of business on April 9, 2024, are entitled to have their vote counted at the Annual Meeting and any adjournments or postponements thereof. On this Record Date, 4,350,765 of our shares were outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name. If on the Record Date your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote online at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting online, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the Record Date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares online at the Annual Meeting unless you request and obtain a valid proxy from your broker or other agent.

Does the Board recommend voting for the approval of the Director Proposal, the Auditor Proposal, the Charter Proposals, the Trust Amendment Proposal and the Adjournment Proposal?	Yes. After careful consideration of the terms and conditions of these proposals, our Board has determined that the Director Proposal, the Auditor Proposal, the Charter Proposals, the Trust Amendment Proposal, and, if presented, the Adjournment Proposal are in the best interests of the Company and its stockholders. The Board recommends that our stockholders vote “FOR” the Director Proposal, the Auditor Proposal, the Charter Proposals, the Trust Amendment Proposal, and the Adjournment Proposal.

What interests do the Company’s Sponsor, directors and officers have in the approval of the proposals?	Our Sponsor, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a stockholder. These interests include:

(1)	Our Sponsor and our directors and officer own 2,530,000 Founder Shares (purchased for $25,000).

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(2)	Our Sponsor owns 472,700 Private Placement Units (purchased for $4,727,000), which include the Private Placement Shares and warrants that may become exercisable in the future if a business combination is consummated but would expire worthless if a business combination is not consummated.

(3)	Our Sponsor extended to us a line of credit of up to $1,000,000 pursuant to a Convertible Promissory Note dated August 9, 2022 (the “Sponsor Working Capital Loan”), which is to either be repaid upon the consummation of a business combination, without interest, or, at the Sponsor’s discretion, converted upon consummation of a business combination into additional Private Placement Units at a price of $10.00 per Unit. In the event that a Business Combination does not close, we may use a portion of proceeds held outside the Trust Account to repay the Sponsor Working Capital Loans, but no proceeds held in the Trust Account would be used to repay the Sponsor Working Capital Loans. As of December 31, 2023, the amount outstanding under the Sponsor Working Capital Loan was $512,303.

(4)	On October 28, 2022, we extended the date by which the Company has to consummate a business combination from November 3, 2022 to February 3, 2023 (the “First Extension”). On February 3, 2023, we again extended the date by which the Company has to consummate a business combination from February 3, 2023 to May 3, 2023 (the “Second Extension”). The First Extension and the Second Extension were the two three-month extensions permitted under the original Company Charter prior to the First Amendment thereto. In connection with the First Extension, the Sponsor deposited an aggregate of $1,012,000 (representing $0.10 per public share) into the Trust Account on October 28, 2022 and we issued to our sponsor a non-interest bearing, unsecured promissory note in that amount. In connection with the Second Extension, the Sponsor deposited an aggregate of $1,012,000 (representing $0.10 per public share) into the Trust Account on February 2, 2023 and we issued to our sponsor a non-interest bearing, unsecured promissory note in that amount. In the event that a Business Combination does not close, we may use a portion of proceeds held outside the Trust Account to repay this loan, but no proceeds held in the Trust Account would be used to repay this loan.

On May 1, 2023, pursuant to a special meeting, we amended our Charter (the “First Charter Amendment”), and in accordance with the amendment, we subsequently extended the date by which the Company has to consummate a business combination from May 3, 2023 to November 3, 2023, through six one-month extensions (the “First Six Monthly Extensions”). In connection with the First Six Monthly Extensions, the Sponsor deposited $72,562.86 (representing $0.045 per public share) into the Trust Account for each such extension and we issued to our sponsor a non-interest bearing, unsecured promissory note in that amount (for an aggregate amount of deposits and corresponding notes of $435,377.16). In the event that a Business Combination does not close, we may use a portion of proceeds held outside the Trust Account to repay this loan, but no proceeds held in the Trust Account would be used to repay this loan.

On October 25, 2023, pursuant to a special meeting, we amended our Charter again (the “Second Charter Amendment”), and in accordance with the amendment, we subsequently extended the date by which the Company has to consummate a business combination from November 3, 2023 to May 3, 2024, through six one-month extensions (the “Second Six Monthly Extensions”). In connection with the Second Six Monthly Extensions, the Sponsor deposited $60,000 into the Trust Account for each such extension and we issued to our sponsor a non-interest bearing, unsecured promissory note in that amount (for an aggregate amount of deposits and corresponding notes of $360,000). In the event that a Business Combination does not close, we may use a portion of proceeds held outside the Trust Account to repay this loan, but no proceeds in the Trust Account would be used to repay this loan.

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(5)	Following consummation of an initial business combination, our Sponsor, our officers and directors and their respective affiliates will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying and investigating potential target businesses and performing due diligence and completing one or more suitable business combinations as well as be repaid for any loans to the Company and be paid under the administrative support agreement entered into between the Company and the Sponsor contemporaneously with the closing of our IPO.

(6)	If the Trust Account is liquidated, including in the event we are unable to complete an initial business combination within the required time period, the Sponsor has agreed to indemnify us to ensure that the proceeds in the Trust Account are not reduced below $10.15 per public share, or such lesser per public share amount as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which we have entered into an acquisition agreement or claims of any third party for services rendered or products sold to us, but only if such a third party or target business has not executed a waiver of any and all rights to seek access to the Trust Account.

(7)	Certain of our directors and executive officers may continue to be directors and officers of Mediforum or any acquired business after the consummation of an initial business combination. As such, in the future they will receive any cash fees, stock options or stock awards that a post- business combination board of directors determines to pay to its directors and officers if they continue as directors and officers following such business combination.

(8)	None of our officers or directors has received any cash compensation for services rendered to the Company, and all of the current members of the VSAC Board are expected to continue to serve as directors at least through the date of the Annual Meeting to vote on a proposed business combination and may even continue to serve following any potential business combination and receive compensation thereafter.

Do I have appraisal rights if I object to any of the Proposals?	Our stockholders do not have appraisal rights under the DGCL in connection with any of the Proposals.

What do I need to do now?	We urge you to read carefully and consider the information contained in this Proxy Statement, including the annexes, and to consider how the proposals will affect you as our stockholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card.

How do I vote?

If you are a holder of record of our shares of common stock, you may vote online at the Annual Meeting or by submitting a proxy for the Annual Meeting. Whether or not you plan to attend the Annual Meeting online, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Annual Meeting and vote online if you have already voted by proxy.

If your shares are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares online at the Annual Meeting unless you request and obtain a valid proxy from your broker or other agent.

How do I redeem my shares of Class A common stock?	Each of our Public Stockholders who are not founders, officers or directors may submit an election that, if the Extension Amendment is implemented, such Public Stockholder elects to redeem all or a portion of such Public Stockholder’s Public Shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then issued and outstanding Public Shares. You will also be able to redeem your public shares in connection with any business combination, or if we have not consummated a business combination by the Extended Deadline.

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Based upon the amount in the Trust Account as of the record date for the Annual Meeting, which was approximately $[●] million, we anticipate that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $[●] at the time of the Annual Meeting.

In order to exercise your redemption rights, you must, prior to 5:00 p.m. Eastern time on April 26, 2024 (two business days before the Annual Meeting) tender your shares physically or electronically and submit a request in writing that we redeem your public shares for cash to Continental Stock Transfer & Trust Company, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company
1 State Street Plaza, 30th Floor
New York, New York 10004-1561
Attn: SPAC Redemptions
E-mail: spacredemptions@continentalstock.com

The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address to Continental Stock Transfer & Trust Company in order to validly redeem its shares.

What should I do if I receive more than one set of voting materials?	You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Company shares.

Who is paying for this proxy solicitation?	We will pay for the entire cost of soliciting proxies from our working capital. We have engaged Laurel Hill Advisory Group LLC to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay the Proxy Solicitor a fee of $13,000. We will also reimburse the Proxy Solicitor for reasonable out-of-pocket expenses and will indemnify the Proxy Solicitor and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate an initial business combination if the Extension is approved, we do not expect such payments to have a material effect on our ability to consummate an initial business combination.

Who can help answer my questions?	If you have questions about the proposals or if you need additional copies of the Proxy Statement or the enclosed proxy card you should contact our proxy solicitor by calling 855-414-2266 or send an email to vsac@laurelhill.com:

If you have questions regarding the certification of your position or delivery of your shares, please contact:

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, New York 10004-1561
Attention: SPAC Redemptions
E-mail: spacredemptions@continentalstock.com

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

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FORWARD-LOOKING STATEMENTS

Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect our current views with respect to, among other things, the pending Business Combination, our capital resources and results of operations. Likewise, our financial statements and all of our statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this proxy statement reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

●	our ability to effect the Founder Share Amendment Proposal, the Extension Amendment Proposal and the Trust Amendment Proposal;
●	our ability to transfer our listing from the Nasdaq Global Market to the Nasdaq Capital Market and to regain compliance with the continued listing criteria for the Nasdaq Capital Market;
●	our ability to finance or consummate a business combination, including the proposed Business Combination with Mediforum;
●	our ability to complete our initial business combination;
●	the anticipated benefits of our initial business combination;
●	the volatility of the market price and liquidity of our securities;
●	the use of funds not held in the Trust Account;
●	unanticipated delays in the distribution of the funds from the Trust Account;
●	our financial performance;
●	our executive officers and directors allocating their time to other businesses and potentially having conflicts of interest with our business or in approving a business combination, as a result of which they would then receive expense reimbursements or other benefits;
●	claims by third parties against the Trust Account; or
●	the competitive environment in which our successor will operate following our initial business combination.

While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. For a further discussion of these and other factors that could cause our future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section entitled “Risk Factors” in our other filings with the SEC, including the final prospectus on Form 424(b)(4) filed with the SEC related to the IPO dated November 1, 2021 (File No. 333- 258766), our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 filed on March 24, 2023 and our Quarterly Reports on Form 10Q for the fiscal quarter ended March 31, 2023 filed on May 15, 2023, the fiscal quarter ended June 30, 2023 filed on August 28, 2023, and the fiscal quarter ended September 30, 2023, filed on February 7, 2024, and in the other reports we file with the SEC before making a decision to invest in our securities. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to us (or to third parties making the forward-looking statements).

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RISK FACTORS

You should consider carefully all of the risks described in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 filed on March 24, 2023 and our Quarterly Reports on Form 10Q for the fiscal quarter ended March 31, 2023 filed on May 15, 2023, the fiscal quarter ended June 30, 2023 filed on August 28, 2023, and the fiscal quarter ended September 30, 2023, filed on February 7, 2024, and in the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the proposal will enable us to regain compliance with the Nasdaq continued listing criteria and remain listed and complete the Business Combination with Mediforum.

Approving the Founder Share Amendment Proposal involves a number of risks. Even if the proposal is approved, the Company can provide no assurances that the Company will satisfy all of the continued listing requirements of Nasdaq and avoid being delisted or that the Business Combination will be consummated prior to November 3, 2024. Our ability to consummate any business combination is dependent on a variety of factors, many of which are beyond our control.

On April 1, 2024, the Company received from Nasdaq a Hearing Memorandum dated March 28, 2024 submitted by the Nasdaq staff to the hearing panel (the “Nasdaq Hearing Memorandum”). The Nasdaq staff recommended to the hearing panel that the panel deny the Company’s appeal of the Nasdaq staff’s delisting determination. The Nasdaq staff took the position that the Company’s compliance plan was too preliminary and will not enable the Company to comply with Nasdaq’s listing requirements.

On April 2, 2024, the Company submitted to the Nasdaq Hearing Advisor the Company’s response to the Nasdaq Hearing Memorandum respectfully but strongly disagreeing with the position of the Nasdaq staff. The Company intends to vigorously contest the delisting determination at the hearing, which is scheduled to be held on April 4, 2024. The Nasdaq Hearing Memorandum indicated that the hearing panel will issue a written decision generally within 30 days of the hearing. The Company believes that it has a sound compliance plan; however, there can be no assurance that the hearing panel will agree and grant the Company an extension to return to compliance with Nasdaq’s continued listing criteria.

If the Founder Share Amendment Proposal is approved, the Company expects to seek shareholder approval of the Business Combination following the SEC declaring a registration statement on Form F-4 or S-4 effective, which will include our preliminary proxy statement/prospectus for the Business Combination (the “Registration Statement”). Neither VSAC nor Mediforum has begun to prepare the Registration Statement or file it, and the Company cannot complete the Business Combination unless the Registration Statement is filed and is declared effective by the SEC. As of the date of this Proxy Statement, the Company cannot estimate when the Registration Statement will be filed, or if or when the SEC will declare it effective.

We will be required to offer stockholders redemption rights in connection with any stockholder vote to approve the Business Combination. Even if the proposals or the Business Combination are approved by our stockholders, it is possible that redemptions will leave us with insufficient cash to consummate the Business Combination on commercially acceptable terms, or at all.

Other than in connection with a redemption offer or liquidation, our stockholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that stockholders will be able to dispose of our shares at favorable prices, or at all.

In the event the Founder Share Amendment Proposal is approved, Nasdaq may still delist our securities from trading on its exchange, particularly following any stockholder redemption, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.

We are subject to compliance with Nasdaq’s continued listing requirements in order to maintain the listing of our securities on Nasdaq. Such continued listing requirements include, among other things, the MVLS Requirement to comply with Listing Rule 5550(b)(2), requiring the Company to maintain market value of listed securities of at least $35 million for the previous thirty (30) consecutive trading days for continued listing on Nasdaq.

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Pursuant to the terms of the Existing Company Charter, in the event the Founder Share Amendment Proposal is effected, we believe the conversion of Class B Common Stock to Class A Common Stock will allow us to satisfy the MVLS Requirement. However, we can provide no assurance that Nasdaq will accept our plan to return to compliance with the Nasdaq continued listing criteria.

We expect that if our Class A Common Stock fails to meet Nasdaq’s continued listing requirements, our units and warrants will also fail to meet Nasdaq’s continued listing requirements for those securities. We cannot assure you that any of our Class A Common Stock, units or warrants will be able to meet any of Nasdaq’s continued listing requirements. If our securities do not meet Nasdaq’s continued listing requirements, Nasdaq may delist our securities from trading on its exchange.

If Nasdaq delists any of our securities from trading on its exchange and we are not able to list such securities on another national securities exchange, we expect such securities could be quoted on an over-the-counter market. If this were to occur, we could face significant material adverse consequences, including:

●	a limited availability of market quotations for our securities;
●	a determination that our Class A Common Stock is a “penny stock” which will require brokers trading in our Class A Common Stock to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;
●	a limited amount of news and analyst coverage; and
●	a decreased ability to issue additional securities or obtain additional financing in the future.

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Our Class A Common stock, units and warrants qualify as covered securities under such statute. Although the states are preempted from regulating the sale of covered securities, the federal statute does allow the states to investigate companies if there is a suspicion of fraud, and, if there is a finding of fraudulent activity, then the states can regulate or bar the sale of covered securities in a particular case. While we are not aware of a state having used these powers to prohibit or restrict the sale of securities issued by special purpose acquisition companies, certain state securities regulators view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies in their states. Further, if we were no longer listed on Nasdaq, our securities would not qualify as covered securities under such statute and we would be subject to regulation in each state in which we offer our securities.

There are no assurances that the Extension will enable us to complete a business combination.

Approving the Extension involves a number of risks. Even if the Extension is approved, the Company can provide no assurances that our initial business combination will be consummated prior to the Extended Deadline. Our ability to consummate any business combination is dependent on a variety of factors, many of which are beyond our control. If the Extension is approved, the Company expects to seek stockholder approval of our initial business combination with Mediforum following the filing with the SEC of a Registration Statement under the Securities Act and the SEC declaring the Registration Statement effective, which includes our preliminary proxy statement/prospectus for our initial business combination. Neither the Company nor Mediforum has filed with the SEC any Registration Statement with respect to the proposed Business Combination with Mediforum, and the Company cannot complete the Business Combination unless an appropriate Registration Statement has been filed with and declared effective by the SEC. As of the date of this Proxy Statement, the Company cannot estimate when such a Registration Statement will be filed.

We are required to offer stockholders the opportunity to redeem shares in connection with the Extension Amendment, and we will be required to offer stockholders redemption rights again in connection with any stockholder vote to approve the Business Combination. Even if the Extension or the Business Combination are approved by our stockholders, it is possible that redemptions will leave us with insufficient cash to consummate the Business Combination on commercially acceptable terms, or at all.

The fact that we will have separate redemption periods in connection with the Extension and the Business Combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our stockholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that stockholders will be able to dispose of our shares at favorable prices, or at all.

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Regulatory delays could cause us to be unable to consummate the Business Combination.

We are not aware of any material regulatory approvals or actions that are required for completion of the Business Combination besides the SEC declaring the Company’s Registration Statement effective. It is presently contemplated that if any such additional regulatory approvals or actions are required, those approvals or actions will be sought. There can be no assurance, however, that any additional approvals or actions will be obtained.

Because we have only a limited time to complete our initial business combination, even if we are able to effect the Extension, our failure to obtain any required regulatory approvals in connection with the Business Combination or to resolve the above-mentioned investigations within the requisite time period may require us to liquidate. If we liquidate, our Public Stockholders may only receive $[●] per share, and our warrants will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

We may be deemed a “foreign person” under the regulations relating to Committee on Foreign Investment in the United States (“CFIUS”) and our failure to obtain any required approvals within the requisite time period may require us to liquidate.

The Company’s Sponsor is Vision Sensing LLC, a Delaware limited liability company. The sponsor currently beneficially owns 3,001,700 shares of our common stock (472,700 shares of Class A Common Stock and 2,530,000 shares of Class B Common Stock). The Sponsor is controlled by one or more non-U.S. persons. While we do believe that our Sponsor may constitute a “foreign person” under rules and regulations of the Committee on Foreign Investment in the United States (“CFIUS”), we do not believe any initial business combination between the Company and a target company would be subject to CFIUS review in view of the asset class in which we seek to complete a business combination.

If, however, our future business combination does fall within the scope of applicable foreign ownership restrictions, we may be unable to consummate the business combination so we may be required to seek other potential targets. The pool of potential targets with which we could complete an initial business combination may be limited as a result of any such regulatory restriction. Moreover, the process of any government review, whether by CFIUS or otherwise, could be lengthy, which could delay our ability to close our initial business combination within the requisite time period, which means we may be required to liquidate. We could make a mandatory filing or determine to submit a voluntary notice to CFIUS, or to proceed with the business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the business combination.

Investments that involve the acquisition of, or investment in, a U.S. business by a non-U.S. investor may be subject to U.S. laws that regulate foreign investments in U.S. businesses and access by foreign persons to technology developed and produced in the United States. These laws include Section 721 of the Defense Production Act of 1950, as amended by the Foreign Investment Risk Review Modernization Act of 2018, and the regulations at 31 C.F.R. Parts 800 and 802, as amended, administered by CFIUS.

Whether CFIUS has jurisdiction to review an acquisition or investment transaction depends on, among other factors, the nature and structure of the transaction, including the level of beneficial ownership interest and the nature of any information or governance rights involved. For example, investments that result in “control” of a “U.S. business” by a “foreign person” (in each case, as such terms are defined in 31 C.F.R. Part 800) always are subject to CFIUS jurisdiction. Significant CFIUS reform legislation, which was fully implemented through regulations that became effective in 2020, expanded the scope of CFIUS’s jurisdiction to investments that do not result in control of a U.S. business by a foreign person, but afford certain foreign investors certain information or governance rights in a U.S. business that has a nexus to “critical technologies,” “covered investment critical infrastructure,” and/or “sensitive personal data” (in each case, as such terms are defined in 31 C.F.R. Part 800).

Any business combination in which we engage may be subject to notification requirements and review by CFIUS or another U.S. governmental agency, and while we do not believe that notification to CFIUS regarding the Business Combination is required, there can be no assurance that CFIUS or another U.S. governmental agency will not choose to review the Business Combination. Any review and approval of an investment or transaction by CFIUS may have outsized impacts on transaction certainty, timing, feasibility, and cost, among other things. CFIUS policies and agency practices are rapidly evolving, and, in the event that CFIUS reviews a business combination or one or more proposed or existing investments by investors, there can be no assurance that such investors will be able to maintain, or proceed with, such investments on terms acceptable to the parties to the transaction or such investors. Among other things, CFIUS could seek to impose limitations or restrictions on, or prohibit, investments by such investors (including, but not limited to, limits on purchasing VSAC common stock, limits on information sharing with such investors, requiring a voting trust, governance modifications, or forced divestiture, among other things).

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If CFIUS elects to review a business combination, the time necessary to complete such review of the business combination or a decision by CFIUS to prohibit the business combination could prevent us from completing our initial business combination prior to the then applicable Extended Deadline. If we are not able to consummate a business combination by the applicable Extended Deadline, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish Public Stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the board of directors, dissolve and liquidate, subject in each case to obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. In addition, if we fail to complete an initial business combination by the applicable Extended Deadline, there will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless.

The SEC recently adopted new rules to regulate special purpose acquisition companies that may increase our costs and the time needed to complete our initial business combination.

With respect to the regulation of special purpose acquisition companies like the Company (“SPACs”), on January 24, 2024, the SEC adopted rules (the “SPAC Rules”) relating to, among other items, disclosures in business combination transactions involving SPACs and private operating companies; the condensed financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed business combination transactions; and the potential liability of certain participants in proposed business combination transactions. These rules may increase the costs of and the time needed to negotiate and complete an initial business combination, and may constrain the circumstances under which we could complete an initial business combination.

If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, unless we are able to modify our activities so that we would not be deemed an investment company, we would expect to abandon our efforts to complete an initial business combination and instead to liquidate the Company.

There is currently some uncertainty concerning the applicability of the Investment Company Act of 1940 (the “Investment Company Act”) to a SPAC, including a Company like ours. As a result, it is possible that a claim could be made that we have been operating as an unregistered investment company.

If we are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to burdensome compliance requirements. We do not believe that our principal activities will subject us to regulation as an investment company under the Investment Company Act. However, if we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. As a result, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete an initial Business Combination and instead liquidate the Company. Were we to liquidate, our warrants would expire worthless, and our securityholders would lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of our securities.

To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, prior to the 24-month anniversary of the effective date of the IPO Registration Statement, we instructed the trustee to liquidate the securities held in the Trust Account and instead to hold the funds in the Trust Account in an interest-bearing demand deposit account until the earlier of the consummation of our initial business combination or our liquidation. As a result of the liquidation of securities in the Trust Account, we may receive minimal interest, if any, on the funds held in the Trust Account, which may reduce the dollar amount our Public Stockholders would receive upon any redemption or liquidation of the Company.

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The funds in the Trust Account, for the first two years since our initial public offering, were held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, to mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, prior to the 24-month anniversary of the effective date of the IPO Registration Statement, we instructed Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in an interest-bearing demand deposit account until the earlier of consummation of our initial business combination or liquidation of the Company. Following such liquidation, we will likely receive minimal interest, if any, on the funds held in the Trust Account. However, interest previously earned on the funds held in the Trust Account still may be released to us to pay our taxes, if any, and certain other expenses as permitted. As a result, the decision to liquidate the securities held in the Trust Account and thereafter to hold all funds in the Trust Account in an interest-bearing demand deposit account may reduce the dollar amount our Public Stockholders would receive upon any redemption or liquidation of the Company.

In addition, even though we liquidated the securities held in the Trust Account prior to the 24-month anniversary of the effective date of the IPO Registration Statement, we may still be deemed to be an investment company. The longer that the funds in the Trust Account were held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, even prior to the 24-month anniversary, the greater the risk that we may be considered an unregistered investment company, in which case we may be required to liquidate the Company. Accordingly, having liquidated the securities held in the Trust Account prior to the 24-month anniversary and instead holding all funds in the Trust Account in an interest-bearing demand deposit account, the dollar amount our Public Stockholders would receive upon any redemption or liquidation of the Company may be reduced.

Since the Sponsor and our directors and officers will lose their entire investment in us if an initial business combination is not completed, they may have a conflict of interest in the approval of the proposals at the Annual Meeting.

There will be no distribution from the Trust Account with respect to the Company’s Founder Shares or Private Placement Units or their respective underlying Private Placement Shares or warrants, which warrants will expire worthless in the event of our winding up. In the event of a liquidation, our Sponsor and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the 2,530,000 Founder Shares that were issued to the Sponsor prior to our IPO and the 472,700 Private Placement Units that were purchased by the Sponsor in a private placement which occurred simultaneously with the completion of our IPO. Such persons have waived their rights to liquidating distributions from the Trust Account with respect to these securities, and all of such investments would expire worthless if an initial business combination is not consummated. Additionally, such persons can earn a positive rate of return after an initial business combination, even if other holders of our shares experience a negative rate of return, due to the Sponsor having initially purchased the Founder Shares for an aggregate of $25,000. The personal and financial interests of our Sponsor and our directors and officers may have influenced their motivation in identifying and selecting Mediforum for its target business combination and consummating the Business Combination in order to close the Business Combination and therefore may have interests different from, or in addition to, your interests as a stockholder in connection with the proposals at the Annual Meeting.

Our Sponsor extended to us the Sponsor Working Capital Loan, which is a line of credit of up to $1,000,000 pursuant to a Convertible Promissory Note dated August 9, 2022 to either be repaid upon the consummation of a business combination, without interest, or, at the Sponsor’s discretion, up converted upon consummation of a business combination into additional Private Placement Units at a price of $10.00 per Unit. In the event that a Business Combination does not close, we may use a portion of proceeds held outside the Trust Account to repay the Sponsor Working Capital Loans, but no proceeds held in the Trust Account would be used to repay the Sponsor Working Capital Loans. As of December 31, 2023, the amount under the Sponsor Working Capital Loan was $512,303.

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On October 28, 2022, we extended the date by which the Company has to consummate a business combination from November 3, 2022 to February 3, 2023 with the First Extension. On February 3, 2023, we again extended the date by which the Company has to consummate a business combination from February 3, 2023 to May 3, 2023 with the Second Extension. The First Extension and the Second Extension were the two three-month extensions permitted under the original Company Charter prior to the First Amendment thereto. In connection with the First Extension, the Sponsor deposited an aggregate of $1,012,000 (representing $0.10 per public share) into the Trust Account on October 28, 2022 and we issued to our sponsor a non-interest bearing, unsecured promissory note in that amount. In connection with the Second Extension, the Sponsor deposited an aggregate of $1,012,000 (representing $0.10 per public share) into the Trust Account on February 2, 2023 and we issued to our sponsor a non-interest bearing, unsecured promissory note in that amount. In the event that a Business Combination does not close, we may use a portion of proceeds held outside the Trust Account to repay this loan, but no proceeds held in the Trust Account would be used to repay this loan.

On May 1, 2023, pursuant to a special meeting, we amended our Charter, and in accordance with the First Charter Amendment, we subsequently extended the date by which the Company has to consummate a business combination from May 3, 20223 to November 3, 2023 through the First Six Monthly Extensions. In connection with the First Six Monthly Extensions, the Sponsor deposited $72,562.86 (representing $0.045 per public share) into the Trust Account for each such extension and we issued to our sponsor a non-interest bearing, unsecured promissory note in that amount (for an aggregate amount of deposits and corresponding amount of notes of $435,377.16). In the event that a Business Combination does not close, we may use a portion of proceeds held outside the Trust Account to repay these loans, but no proceeds held in the Trust Account would be used to repay this loan.

On October 25, 2023, pursuant to a special meeting, we amended our Charter, and in accordance with the Second Charter Amendment, we subsequently extended the date by which the Company has to consummate a business combination from November 3, 2023 to May 3, 2024, through the Second Six Monthly Extensions. In connection with the Second Six Monthly Extensions, the Sponsor deposited $60,000 into the Trust Account for each such extension and we issued to our sponsor a non-interest bearing, unsecured promissory note in that amount (for an aggregate amount of deposits and corresponding notes of $360,000). In the event that a Business Combination does not close, we may use a portion of proceeds held outside the Trust Account to repay this loan, but no proceeds in the Trust Account would be used to repay this loan.

The completion of the Business Combination with Mediforum is subject to a number of important conditions, and the Merger Agreement may be terminated before the completion of the Business Combination in accordance with its terms. As a result, there is no assurance that the Business Combination will be completed.

The completion of the Business Combination is subject to the satisfaction or waiver, as applicable, of a number of important conditions set forth in the Merger Agreement, including the approval of the Business Combination by the VSAC stockholders, the approval of the listing of the combined entity’s shares on Nasdaq, and several other customary closing conditions. If these conditions are not satisfied or, if the Business Combination Agreement is otherwise terminated by either party, we are unlikely to find another target for a business combination before the Extended Deadline.

The Merger Agreement gives either VSAC or Mediforum the right to terminate the Merger Agreement without fault if Pubco, Merger Sub 1 and Merger Sub 2 were not formed by the business day immediately prior to February 15, 2024 (the “Amendment Date”) and joined as parties to the Merger Agreement through an amended and restated Merger Agreement (the “ARBCA”) and other amendments were not made. As of the date of this Proxy Statement, none of Pubco, Merger Sub 1 or Merger Sub 2 have been formed and no ARBCA has been entered into. Therefore, either VSAC or Mediforum may terminate the Merger Agreement without cause or fault; however, neither of them has done so, and the Merger Agreement remains in force and in effect. VSAC believes that Pubco, Merger Sub 1 and Merger Sub 2 will be formed and that they along with VSAC and Mediforum will enter into the ARBCA and continue to attempt to complete the Business Combination; however, there can be no assurance to this effect.

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We have incurred and expect to incur significant costs associated with a Business Combination. Whether or not a Business Combination is completed, the incurrence of these costs will reduce the amount of cash available to be used for other corporate purposes by us if a Business Combination is not completed.

Mediforum and VSAC expect to incur significant transaction and transition costs associated with the Business Combination and operating as a public company following the closing of the Business Combination. Mediforum and VSAC may also incur additional costs to retain key employees. Certain transaction expenses incurred in connection with the Merger Agreement, including all legal, accounting, consulting, investment banking and other fees, expenses and costs, will be paid by the combined company at or following the closing of the Business Combination. Even if the Business Combination is not completed, we expect to incur an aggregate of approximately $8 million in expenses. These expenses will reduce the amount of cash available to be used for other corporate purposes by us if the Business Combination is not completed.

If the Extension Amendment Proposal and the Trust Amendment Proposal are not approved then we must cease operations and the Business Combination will fail because we have exhausted all extensions made available under the Existing Company Charter.

Without the Extension, we cannot obtain an extension by any other means because we have already requested and received the six 1-month extensions to the Termination Date made available under the Existing Company Charter. The cost of each such 1-month extension was $60,000.

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BACKGROUND

We are a blank check company formed under the DGCL on August 13, 2021, for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

There are currently 100,000,000 shares of Class A common stock authorized, of which 1,820,765 are issued and outstanding, 1,348,065 of which are publicly held and subject to possible redemption and 472,700 are included in the Private Placement Units issued to our Sponsor in a private placement simultaneously with the consummation of our IPO, and 10,000,000 shares of Class B common stock authorized, of which 2,530,000 are issued and outstanding and held by our Sponsor. We also have outstanding 7,590,000 warrants underlying the units sold in IPO and 472,700 warrants underlying the Private Placement Units issued to our Sponsor Each whole warrant entitles its holder to purchase one whole share of Class A common stock at an exercise price of $11.50 per share. The warrants will not become exercisable until the later of 30 days after the completion of our initial business combination and 12 months from the closing of our IPO and expire five years after the completion of our initial business combination or earlier upon redemption or liquidation. We have the ability to redeem outstanding warrants at any time after they become exercisable and prior to their expiration, at a price of $0.01 per warrant, provided that the reported last sale price of shares of the Class A common stock equals or exceeds $18.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within a 30 trading-day period commencing once the warrants become exercisable and ending on the third trading day prior to the date on which we give proper notice of such redemption and provided certain other conditions are met.

The Founder Shares carry voting rights in connection with the Director Proposal, the Auditor Proposal, the Charter Proposals, the Trust Amendment Proposal and the Adjournment Proposal, and we have been informed by our Sponsor, which holds all 2,530,000 Founder Shares, that it intends to vote those shares and the 472,700 Private Placement Shares in favor of all of these proposals.

A total of $102,718,000 comprised of the proceeds from our IPO and a portion of the proceeds from the simultaneous sale of the Private Placement Units were placed in our Trust Account in the United States maintained by Continental Stock Transfer & Trust Company, acting as trustee, invested in U.S. “government securities,” within the meaning of Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less or in any open ended investment company that holds itself out as a money market fund selected by us meeting the conditions of Rule 2a-7 of the Investment Company Act, until the earlier of: (i) the consummation of a business combination or (ii) the distribution of the proceeds in the Trust Account as described below. Before the second anniversary of the closing of our IPO, we instructed the Trustee to move all remaining funds in the Trust Account into an interest-bearing demand deposit account. Approximately $[●] was held in the Trust Account as of the Record Date of the Annual Meeting.

The mailing address of the Company’s principal executive office is 10 E. 53rd Street, Suite 3001, New York, NY 10022.

First Charter Amendment

In a special meeting held on May 1, 2023, the Company’s stockholders approved the First Charter Amendment to the Company’s amended and restated certificate of incorporation, changing the structure and cost of the Company’s right to extend the Termination Date by which the Company must either complete its initial Business Combination or else (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish Public Stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject in the case of clauses (ii) and (iii) above to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

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The First Charter Amendment allowed the Company to extend the Termination Date from May 3, 2023 by the First Six Monthly Extensions to November 3, 2023, provided that (i) the Company’s Sponsor (or its affiliates or permitted designees) will deposit into the Company’s Trust Account an Extension Payment equal to the lesser of (x) $100,000 or (y) $0.045 per share for each Public Share outstanding as of the applicable deadline date for each such one-month extension until November 3, 2023 unless the closing of the Company’s initial business combination occurred in exchange for a non-interest bearing, unsecured promissory note payable upon consummation of a business combination. In connection with the approval of the First Charter Amendment on May 1, 2023, holders of 8,507,492 of the Company’s Public Shares exercised their right to redeem those shares for cash at an approximate price of $10.61 per share, for an aggregate of approximately $90.2 million, leaving 1,612,508 Company Public Shares outstanding after the May 1, 2023 stockholders meeting. Thus, the Extension Payment for each of the First Six Monthly Extensions was $72,562.86.

In connection with the First Charter Amendment, the Company amended the Trust Agreement by entering into Amendment No. 1 to Investment Management Trust Agreement dated May 1, 2023, by and between the Company and Continental, which conforms the extension procedures in the Trust Agreement to the procedures in the First Charter Amendment.

Second Charter Amendment

In a special meeting held on October 25, 2023, the Company’s stockholders approved the Second Charter Amendment to the Company’s amended and restated certificate of incorporation, giving the Company the right to extend the Termination Date by which the Company must (i) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination involving the Company and one or more businesses (a “business combination”), or else (ii) cease its operations if it fails to complete such business combination, and redeem or repurchase 100% of the Company’s Class A common stock included as part of the units sold in the Company’s initial public offering that was closed on November 3, 2021 (the “IPO”) from November 3, 2023 by up to six (6) one-month extensions to May 3, 2024.

The Second Charter Amendment allowed the Company to extend the Termination Date from November 3, 2023 by the Second Six Monthly Extensions to May 3, 2024, provided that (i) the Company’s Sponsor (or its affiliates or permitted designees) will deposit into the Company’s Trust Account an Extension Payment equal to the lesser of (x) $100,000 or (y) $0.045 per share for each Public Share outstanding as of the applicable deadline date for each such one-month extension until May 3, 2024 unless the closing of the Company’s initial business combination occurred in exchange for a non-interest bearing, unsecured promissory note payable upon consummation of a business combination. In connection with the approval of the Second Charter Amendment on October 25, 2023, holders of 264,443 of the Company’s Public Shares exercised their right to redeem those shares for cash at an approximate price of $11.12 per share, for an aggregate of approximately $2.94 million, leaving 1,348,065 Company Public Shares outstanding after the October 25, 2023 stockholders meeting. Thus, the Extension Payment for each of the Second Six Monthly Extensions was $60,000.

In connection with the Second Charter Amendment, the Company amended the Trust Agreement by entering into Amendment No. 2 to Investment Management Trust Agreement dated October 25, 2023, by and between the Company and Continental, which conforms the extension procedures in the Trust Agreement to the procedures in the Second Charter Amendment.

The Newsight Business Combination

The Company and an Israeli company named Newsight Imaging , Ltd. (“Newsight”) entered into a business combination agreement (the “Newsight Business Combination Agreement”) on August 30, 2022 that contemplated the merger of a newly-formed wholly-owned subsidiary of Newsight with and into the Company resulting in the Company becoming a wholly-owned subsidiary of Newsight and the Company’s stockholders exchanging their shares of the Company’s Class A and Class B common stock for Newsight ordinary shares, the issuance of which would be registered under the Securities Act on Form F-4 and which would be listed on the Nasdaq Global Market (the “Newsight Business Combination”). Newsight filed the initial Form F-4 with the SEC on December 8, 2022. Largely due to the impact on Newsight of the ongoing situation in Israel, the Company and Newsight mutually determined that they should terminate the Business Combination Agreement on December 11, 2023.

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The Potential Business Combination with Mediforum

As previously announced, we entered into the Merger Agreement with Mediforum on January 12, 2024. Pursuant to the terms of the Merger Agreement (i) a new British Virgin Islands business company referred to as PubCo, (ii) a British Virgin Islands company and a wholly owned direct subsidiary of PubCo referred to as Merger Sub 1, and a Delaware limited liability company and a wholly owned direct subsidiary of PubCo referred to as Merger Sub 2 will be formed for the purpose of participating in the transactions contemplated by the Merger Agreement, including, without limitation, (a) the merger of Merger Sub 1 with and into the BVI Company, with the BVI Company surviving such merger as a wholly owned subsidiary of PubCo referred to as the Initial Merger, and (b) the merger of Merger Sub 2 with and into the Company, with the Company surviving such merger as a wholly owned subsidiary of PubCo referred to as the VSAC Merger and together with the Initial Merger, the Mergers, and together with the other transactions contemplated by the Merger Agreement and the other agreements contemplated thereby, the Transactions. Prior to the closing of the Merger Agreement, Mediforum will restructure and redomesticate to the British Virgin Islands as the BVI Company. For more information about the Business Combination, see our Current Report on Form 8-K filed with the SEC on January 16, 2024.

Nasdaq Continued Listing Deficiencies & Compliance Plans

On June 29, 2023, after the completion of the First Charter Amendment and the related redemptions of Public Shares, Nasdaq Staff notified the Company that, based on its review of the Company’s Market Value of Listed Securities for the previous 30 consecutive trading days, the Company no longer met the requirement that it maintain a Market Value of Listed Securities of at least $50,000,000 as required for continued listing by Rule 5450(b)(2)(A). Therefore, in accordance with Rule 5810(c)(3)(C), the Company had 180 calendar days, or until December 26, 2023, to regain compliance with the Rule. The notice stated that if at any time during the 180-day period the Company’s Market Value of Listed Securities closed at $50,000,000 or more for a minimum of ten consecutive business days, Nasdaq would provide the Company written confirmation of compliance and the matter would be closed. The Company’s business operations were not affected by its receipt of the notice, and the Company expected that upon closing of the Newsight Business Combination, the combined companies would satisfy the initial listing requirements for the Nasdaq Global Market and thus cure the deficiency in the Market Value of Listed Securities Requirement in substantially the same manner as the Business Combination Plan described above. The Company attempted to remedy the deficiency by pursing the consummation of the Newsight Business Combination. Since the Company and Newsight were unable to consummate the Newsight Business Combination by December 26, 2023 the Company did not return to compliance with the Market Value of Listed Securities Requirement by December 26, 2023.

On October 9, 2023, Nasdaq Staff notified the Company that is did not comply with Listing Rule 5450(a)(2), which requires the Company to maintain a minimum 400 Total Holders of its Class A Common Stock (the “400 Total Holders Requirement”). The notice gave the Company until November 24, 2023 to submit to the Nasdaq Staff a plan for the Company to regain compliance with the 400 Total Holders Requirement.

The Company failed to timely file its Quarterly Report on Form 10-Q for its fiscal quarter ended September 30, 2023. That report was due to be filed on November 19, 2023, after giving effect to a Form 12b-25 filed by the Company on November 14, 2023, the initial due date for the report. The failure to timely file this report resulted in another continued delisting deficiency for the Company; however, the Company remedied this deficiency when it filed the Form 10-Q with the SEC on February 7, 2024.

On January 17, 2024, Nasdaq Staff delivered the Letter to the Company notifying the Company of their determination to delist the Company’s securities from The Nasdaq Stock Market, because, as of December 26, 2023, the Company had not regained compliance with the Market Value of Listed Securities Requirement and the 400 Total Holders Requirement.

On January 23, 2024, the Company requested a hearing to appeal the delisting determination and a stay of suspension pending the hearing and submitted a plan to regain compliance with the Listing Rules in support of the application.

On January 24, 2024, the Nasdaq Hearing Advisor notified the Company that its appeal hearing was scheduled to be held on April 4, 2024.

On March 15, 2024, the Company submitted to the Nasdaq Hearing Advisor its plan to regain compliance with the MVLS Requirement and the 400 Total Holders Requirement. The plan provided for the Company to simultaneously pursue two plans, one of which is to complete the Business Combination with Mediforum and the other of which is to (a) transfer the Company’s listing from the Nasdaq Global Market to the Nasdaq Capital Market, (b) convert all outstanding shares of the Company’s Class B common stock to shares of Class A common stock to provide enough listed securities to meet the lower $35 million Market Value of Listed Securities requirement of the Nasdaq Capital Market and (c) work with the Company’s financial advisors, as is customary in connection with De-SPAC transactions, to ensure that there are sufficient Total Holders of the Company’s Class A common stock to meet the reduced 300 Total Holders continued listing requirement of the Nasdaq Capital Market.

On April 1, 2024, the Company received from Nasdaq a Hearing Memorandum dated March 28, 2024 submitted by the Nasdaq staff to the hearing panel (the “Nasdaq Hearing Memorandum”). The Nasdaq staff recommended to the hearing panel that the panel deny the Company’s appeal of the Nasdaq staff’s delisting determination. The Nasdaq staff took the position that the Company’s compliance plan was too preliminary and will not enable the Company to comply with Nasdaq’s listing requirements.

On April 2, 2024, the Company submitted to the Nasdaq Hearing Advisor the Company’s response to the Nasdaq Hearing Memorandum respectfully but strongly disagreeing with the position of the Nasdaq staff. The Company intends to vigorously contest the delisting determination at the hearing. The Nasdaq Hearing Memorandum indicated that the hearing panel will issue a written decision generally within 30 days of the hearing. The Company believes that it has a sound compliance plan; however, there can be no assurance that the hearing panel will agree and grant the Company an extension to return to compliance with Nasdaq’s continued listing criteria.

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THE DIRECTOR PROPOSAL

At the Annual Meeting, stockholders are being asked to re-elect one Class I Director to the Board to serve as a director of the Company.

Commencing with this Annual Meeting, and then at each following annual meeting, the directors elected to succeed those directors whose terms expire are elected for a term of office to expire at the third annual meeting following their election. Directors whose terms expire at an annual meeting may also be re-elected for a further three-year period if nominated by the Board.

The term of the current director, George Peter Sobek, will expire at this Annual Meeting. However, the Board has nominated Mr. Sobek for reelection as a director, to hold office until the third annual meeting of stockholders following this Annual Meeting, or until his successor is elected and qualified.

Unless you indicate otherwise, shares represented by executed proxies in the form enclosed will be voted to re-elect George Peter Sobek unless such individual is unavailable, in which case such shares will be voted for a substitute nominee designated by the Board. Mr. Sobek has agreed to serve, if elected.

Mr. Sobek is also the Chief Executive Officer of the Company and the Chairman of our Board. For a biography of Mr. Sobek, please see the section entitled “Management.”

Vote Required for Approval

Approval of the nominee named in the Director Proposal requires a plurality of the votes cast by the stockholders present in person or represented by proxy and entitled to vote at the Annual Meeting. In accordance with our Charter, prior to the completion of the Company’s initial business combination, holders of the Class A Common Stock and holders of the Class B Common Stock (the Founder Shares), voting together as a single class, shall have the exclusive right to vote for the election of directors and on all other matters properly submitted to a vote of the stockholders.

The Sponsor and all of our directors and officers are expected to vote any shares of common stock over which they have voting control (including any Public Shares owned by them) in favor of the Director Proposal, Auditor Proposal, and Adjournment Proposal. Currently, our Sponsor and our officers and directors own approximately 69.0% of our issued and outstanding shares, which includes all of the 2,530,000 Founder Shares and all of the 472,700 Private Placement Shares. Our Sponsor, directors and officers do not intend to purchase shares in the open market or in privately negotiated transactions in connection with the stockholder vote on the Director Proposal.

Recommendation of the Board

The Board recommends that you vote “FOR” the election of George Peter Sobek to serve as a director of the Company.

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THE AUDITOR PROPOSAL

We are asking our stockholders to ratify the selection by our Audit Committee of Adeptus Partners, LLC (“Adeptus”) to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. The Audit Committee is directly responsible for appointing the Company’s independent registered public accounting firm. The audit Committee is not bound by the outcome of this vote. However, if the stockholders do not direct, in the manner set forth herein, the ratification of the selection of Adeptus to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024, our Audit Committee intends to reconsider the selection of Adeptus as the company’s independent registered public accounting firm.

Adeptus has audited our financial statements for the years ended December 31, 2023 and December 31, 2022. Representatives of Adeptus have been invited to but are not expected to be present at the Annual Meeting.

The following is a summary of fees paid or to be paid to Adeptus for services rendered for the years ended December 31, 2023 and December 31, 2022.

Audit Fees. Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements, review of our quarterly financial statements and services that are normally provided by Adeptus in connection with regulatory filings. The aggregate fees billed by Adeptus for audit fees, inclusive of required filings with the SEC for the years ended December 31, 2023 and December 31, 2022, totaled $62,500 and $61,000, respectively.

Audit-Related Fees. Audit-related services consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. During the years ended December 31, 2023 and December 31, 2022, we did not pay Adeptus any audit-related fees.

Tax Fees. Tax fees consist of fees billed for professional services relating to tax compliance, tax planning and tax advice. During the years ended December 31, 2023 and December 31, 2022, we paid Adeptus tax fees of $0 and $3,000, respectively.

All Other Fees. All other fees consist of fees billed for all other services. During the years ended December 31, 2023 and December 31, 2022, we did not pay Adeptus any other fees.

Our audit committee has and will pre-approve all auditing services and permitted non-audit services to be performed for us by Adeptus Partners, LLC, including the fees and terms thereof (subject to the de minimus exceptions for non-audit services described in the Exchange Act which are approved by the audit committee prior to the completion of the audit). The audit committee may form and delegate authority to one or more of its members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such members to grant pre-approvals shall be presented to the audit committee at its next scheduled meeting.

Vote Required for Approval

The resolution to ratify the selection by our Audit Committee of Adeptus to serve as the Company’s independent registered public accounting firm requires the vote of a majority of the votes cast by the stockholders present in person or represented by proxy and entitled to vote at the Annual Meeting.

Recommendation

The Board recommends that you vote “FOR” the ratification of the selection by our Audit Committee of Adeptus to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

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THE FOUNDER SHARE AMENDMENT PROPOSAL

Overview

The Company is proposing to amend the Existing Company Charter, substantially in the form set forth in Annex A attached hereto and incorporated herein, to allow the conversion of the Class B Common Stock to Class A Common Stock on a one-for-one basis at any point prior to a business combination at the option of the holder.

Upon conversion of the Class B Common Stock to Class A Common Stock, such Class A Common Stock will not be entitled to receive funds from the Trust Account through redemptions or otherwise.

Upon such conversion, VSAC expects that it will be authorized to regain compliance with Nasdaq for purposes of complying with Listing Rule 5450(b)(2)(A), which requires the market value of the Company’s listed securities to be $35 million or more.

Vote Needed to Approve the Founder Share Amendment Proposal

Approval of the Founder Share Amendment Proposal requires the affirmative vote of both (x) holders of a majority of the outstanding shares of VSAC Common Stock voting together as a single class and (y) holders of a majority of the outstanding shares of Class B Common Stock voting as a separate class.

If the Founder Share Amendment Proposal is not approved, the Sponsor will not be permitted to convert such shares of Class B Common Stock into shares of Class A Common Stock before the completion of the Company’s initial business combination.

The Sponsor and all of VSAC’s directors, executive officers and their affiliates are expected to vote any VSAC Common Stock owned by them in favor of the Founder Share Amendment Proposal. Since the Class B Common Stock represents a majority of both the Class A Common Stock and the Class B Common Stock voting together as a single class and the Sponsor holds all of the Class B Common Stock, we expect the Founder Share Amendment Proposal to be approved. Upon conversion of the Class B Common Stock to Class A Common Stock, such Class A Common Stock will not be entitled to receive funds from the Trust Account through redemptions or otherwise.

Full Text of the Resolution to be Approved

“RESOLVED, that the amendment to the amended and restated certificate of incorporation, a copy of which is attached to the accompanying proxy statement as Annex A, be and is hereby adopted.”

Reasons for the Founder Share Amendment Proposal

The purpose of the Founder Share Amendment Proposal is to allow the holders of VSAC Class B Common Stock to convert their shares of VSAC Class B Common Stock into shares of VSAC Class A Common Stock, on a one-for-one basis, at any point in time prior to the completion of the Company’s initial business combination. Such conversions would give VSAC flexibility to regain compliance with Nasdaq under the MVLS Requirement

In its January 17, 2024 Letter, Nasdaq notified the Company that it has determined to delist the Company’s securities from the Nasdaq Global Market because, among other reasons, the Company has not regained compliance with the continued listing requirement set forth in Listing Rule 5460(b)(2)(A) that required the market value of the Company’s listed securities to be $50 million or more. The Company has appealed Nasdaq’s determination to a hearing panel, and the appeal hearing is scheduled for April 4, 2024. The Company believes that it is more likely to be able to return to compliance with Nasdaq’s continued listing criteria if it transfers its listings to the Nasdaq Capital Market, which requires that the market value of the Company’s listed securities only be $35 million or more and if its Sponsor converts its shares of Class B Common Stock to Class A Common Stock to increase the total market value of the Company’s Class A Common Stock. The Class A Common stock is listed, but the Class B Common Stock is not.

Accordingly, the Board believes that in order to be able to retain the listing of its securities on Nasdaq and to be able to consummate its Business Combination with Mediforum or another business combination, the Sponsor will need to convert its Class B Common Stock to Class A Common Stock for the Company to regain compliance with Nasdaq under the MVLS Requirement. Without the approval of the Founder Share Amendment Proposal, the Board believes that there is significant risk that we might not, despite our best efforts, be able to regain compliance with Nasdaq under the MVLS Requirement and our appeal of the delisting determination may be denied. If that were to occur, we would be precluded from completing the Business Combination in accordance with the terms of the Merger Agreement (or any other business combination) and would be forced to liquidate even if our stockholders are otherwise in favor of consummating the Business Combination.

Recommendation

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Founder Share Amendment Proposal is in the best interests of the Company and its stockholders. Our Board has approved and declared advisable the adoption of the Founder Share Amendment Proposal.

The board recommends that you vote “FOR” the founder share amendment proposal.

The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its stockholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that stockholders vote for the proposals.

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THE EXTENSION AMENDMENT PROPOSAL

Overview

We are proposing to amend the Existing Company Charter to extend the date by which the Company has to consummate an initial business combination to the Extended Deadline. The Extension Amendment Proposal is required for the implementation of the VSAC Board’s plan to allow the Company more time to complete the Business Combination.

If the Extension Amendment Proposal is not approved and we have not consummated the Business Combination with Mediforum by May 3, 2024, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the VSAC Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

The VSAC Board believes that given our expenditure of time, effort and money on the Business Combination, circumstances warrant providing Public Stockholders an opportunity to consider the Business Combination and that it is in the best interests of our stockholders that we obtain the Extension Amendment. The VSAC Board believes that the Business Combination will provide significant benefits to our stockholders. For more information about the Business Combination, see our Current Report on Form 8-K filed with the SEC on January 16, 2024.

Vote Needed to Approve the Extension Amendment Proposal

The Charter and the Company’s IPO prospectus provide that the affirmative vote of the holders of at least 65% of the votes entitled to be cast by the holders of the issued and outstanding Company’s shares, including the Founder Shares and the Private Placement Shares, is required to extend our corporate existence, except in connection with, and effective upon, consummation of an initial business combination. Additionally, the Charter and our IPO prospectus provide for all Public Stockholders to have an opportunity to redeem their Public Shares in the case our corporate existence is extended as described above. Because we continue to believe that an initial business combination would be in the best interests of our stockholders, and because we will not be able to conclude an initial business combination within the permitted time period, the VSAC Board has determined to seek stockholder approval to extend the date by which we have to complete a business combination beyond May 3, 2024 to the Extended Deadline. We intend to hold another stockholder meeting prior to the Extended Deadline in order to seek stockholder approval of the Business Combination.

Full Text of the Resolution to be Approved

“RESOLVED, that subject to and conditional upon the trust account, which is governed by the Investment Management Trust Agreement entered into between the Company and Continental Stock Transfer & Trust Company on November 1, 2021, having net tangible assets of at least US$5,000,001 as at the date of this resolution, the amendment to the amended and restated certificate of incorporation, a copy of which is attached to the accompanying proxy statement as Annex B, be and is hereby adopted.”

Reasons for the Redemption Rights Associated with the Extension Amendment Proposal

The Existing Company Charter provides that if our stockholders approve an amendment to the Existing Company Charter (i) to modify the substance or timing of our obligation to redeem 100% of our Public Shares if we do not complete an initial business combination before May 3, 2024, or (ii) with respect to any other provision relating to stockholders’ rights or pre-business combination activity, we will provide our Public Stockholders with the opportunity to redeem all or a portion of their Public Shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then issued and outstanding Public Shares. We believe that this provision of the Existing Company Charter was included to protect our Public Stockholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the timeframe contemplated by the Existing Company Charter and discussed in the prospectus associated with our IPO.

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Reasons for the Extension Amendment Proposal

Pursuant to the Existing Company Charter the Company currently has until May 3, 2024 to complete the purposes of the Company including, but not limited to, effecting a business combination under its terms unless extended as specifically provided in the Existing Company Charter. The purpose of the Extension Amendment is to allow the Company more time to complete its initial business combination. As previously announced, we entered into the Merger Agreement with Mediforum on January 12, 2024. Pursuant to the Merger Agreement, the parties agreed, subject to the terms and conditions of the Merger Agreement, to effect the Business Combination.

While we are using our best efforts to complete the Business Combination as soon as practicable, the VSAC Board believes that it is practically certain that there will not be sufficient time before the existing Termination Date to complete the Business Combination. Accordingly, the VSAC Board believes that in order to be able to consummate the Business Combination, we will need to obtain the Extension Amendment. Without the Extension, the VSAC Board believes that it is substantially certain that we will not, despite our best efforts, be able to complete the Business Combination on or before May 3, 2024.

If the Extension is approved and implemented, subject to satisfaction of the conditions to closing in the Merger Agreement (including, without limitation, receipt of stockholder approval of the Business Combination), we intend to complete the Business Combination as soon as possible and in any event on or before the Extended Deadline.

Without the Extension, we cannot obtain an extension by any other means because we have already requested and received all of the extensions to the Termination Date made available under the Existing Company Charter.

If the Extension Amendment Proposal is Not Approved

If the Extension Amendment Proposal is not approved and we have not consummated the Business Combination by May 3, 2024, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the VSAC Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

There will be no distribution from the Trust Account with respect to the Company’s warrants which will expire worthless in the event we wind up. In the event of a liquidation, our Sponsor and directors and officers will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Units.

If the Extension Amendment Proposal Is Approved

Upon approval of the Extension Amendment Proposal by the requisite number of votes, the amendments to the Existing Company Charter that are set forth in Annex B hereto to extend the time it has to complete an initial business combination until the Extended Deadline will become effective. The Company will remain a reporting company under the Exchange Act and its units, Class A common stock and public warrants will remain publicly traded. The Company will then continue to work to consummate the Business Combination by the Extended Deadline.

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If the Extension Amendment Proposal is approved, and the Extension Amendment is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with redemptions associated with the Redemption Election will reduce the amount held in the Trust Account. The Company cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved, and the amount remaining in the Trust Account may be only a small fraction of the approximately $[●] million held in the Trust Account as of the Record Date. We will not proceed with the Extension if redemptions or repurchases of our Public Shares cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal. We cannot assure you that the per share distribution from the Trust Account, if we liquidate, will not be less than $[●] due to unforeseen claims of creditors. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, our Sponsor and our directors and officers, the sole holders of our Founder Shares, will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares.

If the Extension Amendment Proposal is approved but we do not consummate an initial business combination by the Extended Deadline, unless further extended, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses, and which interest shall be net of taxes payable), divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish Public Stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board, liquidate and dissolve, subject to our obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

You are not being asked to vote on the Business Combination at this time. If the Extension Amendment is implemented and you do not elect to redeem your Public Shares, provided that you are a stockholder on the Record Date for a meeting to consider the Business Combination, you will retain the right to vote on the Business Combination when it is submitted to stockholders and the right to redeem your Public Shares for cash in the event the Business Combination is approved and completed or we have not consummated a business combination by the Extended Deadline.

Redemption Rights

If the Extension Amendment Proposal is approved, and the Extension Amendment is implemented, each Public Stockholder may seek to redeem its Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares. Holders of Public Shares who do not elect to redeem their Public Shares in connection with the Extension will retain the right to redeem their Public Shares in connection with any stockholder vote to approve a proposed business combination, or if the Company has not consummated a business combination by the Extended Deadline.

Based upon the amount in the Trust Account as of the Record Date for the Annual Meeting, which was approximately $[●] million, we anticipate that the per-share price at which Public Shares will be redeemed from cash held in the Trust Account will be approximately $[●] at the time of the Annual Meeting.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST SUBMIT A REQUEST IN WRITING THAT WE REDEEM YOUR PUBLIC SHARES FOR CASH TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY AT THE ADDRESS BELOW, AND, AT THE SAME TIME, ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN, INCLUDING DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO THE VOTE ON THE EXTENSION AMENDMENT PROPOSAL PRIOR TO 5:00 PM EASTERN TIME ON APRIL 26, 2024.

In connection with tendering your shares for redemption, prior to 5:00 pm Eastern time on April 26, 2024 (two business days before the Annual Meeting), you must elect to either:

(1)	physically tender your Class A common stock share certificates to:

Continental Stock Transfer & Trust Company

1 State Street Plaza, 30th Floor

New York, New York 10004-1561 Attn: Fran Wolf

via email to: fwolf@contnentalstock.com

OR

(2)	deliver your shares to the transfer agent electronically using DTC’s DWAC system, which election would likely be determined based on the manner in which you hold your shares.

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The requirement for physical or electronic delivery prior to 5:00 p.m. Eastern time on April 26, 2024 (two business days before the Annual Meeting) ensures that a redeeming holder’s election is irrevocable once the Extension Amendment Proposal is approved. In furtherance of such irrevocable election, stockholders making the election will not be able to tender their shares after the vote at the Annual Meeting.

Through the DWAC system, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder.

It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such stockholders will have less time to make their redemption decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to 5:00 p.m. Eastern time on April 26, 2024 (two business days before the Annual Meeting) will not be redeemed for cash held in the Trust Account on the redemption date. In the event that a Public Stockholder tenders its Public Shares and decides prior to the vote at the Annual Meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Annual Meeting not to redeem your Public Shares, you may request that our transfer agent return the shares (physically or electronically).

You may make such request by contacting our transfer agent at the address listed above. In the event that a Public Stockholder tenders shares and the Extension Amendment Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Extension Amendment Proposal will not be approved. The Company anticipates that a Public Stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment. The transfer agent will hold the certificates of Public Stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.

If properly demanded, the Company will redeem each Public Share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares. Based upon the current amount in the Trust Account, the Company anticipates that the per-share price at which Public Shares will be redeemed from cash held in the Trust Account will be approximately $[●] at the time of the Annual Meeting. The closing price of the Company’s Class A common stock on April [●], 2024, the most recent practicable closing price prior to the mailing of this Proxy Statement, was $[●].

If you exercise your redemption rights, you will be exchanging your shares of the Company’s Class A common stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your share certificate(s) to the Company’s transfer agent prior to 5:00 p.m. Eastern time on April 26, 2024 (two business days before the Annual Meeting). The Company anticipates that a Public Stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment.

Recommendation

The Board recommends that you vote “FOR” the Extension Amendment Proposal.

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THE TRUST AMENDMENT PROPOSAL

Overview

We are proposing to amend the Trust Agreement to extend the date on which Continental must liquidate the Trust Account if the Company has not completed its initial business combination, from May 3, 2024 to November 3, 2024 (or such later date as may be determined by the VSAC stockholders). The Trust Amendment Proposal is required to allow the Company more time to complete the Business Combination.

If the Trust Amendment Proposal is not approved and we have not consummated the Business Combination by May 3, 2024, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the VSAC Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

Pursuant to the Trust Agreement, Continental agreed to liquidate the Trust Account after receipt of a Termination Letter (as defined therein) from the Company or upon the date which is the later of (1) May 3, 2024 and (2) such later date as may be approved by the Company’s stockholders.

The VSAC Board believes that given our expenditure of time, effort and money on the Business Combination, circumstances warrant providing Public Stockholders an opportunity to consider the Business Combination and that it is in the best interests of our stockholders that we obtain the Trust Amendment.

The VSAC Board believes that the Business Combination will provide significant benefits to our stockholders. For more information about the Business Combination, see our Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on January 16, 2024.

Vote Needed to Approve the Trust Amendment Proposal

The Trust Agreement provides that the affirmative vote of the holders of at least 65% of the total issued and outstanding shares of the Company is required to amend the relevant provisions of the Trust Agreement.

Reasons for the Trust Amendment Proposal

The Trust Agreement provides that Continental will liquidate the Trust Account after receipt of a Termination Letter (as defined therein) from the Company or upon the date which is the later of (i) May 3, 2024 and (2) such later date as may be approved by the Company’s stockholders. The purpose of the Trust Amendment is to mirror the provisions in the Existing Company Charter of the Company at Annex B following the Extension Amendment and allow the Company more time to complete its initial business combination. As previously announced, we entered into the Merger Agreement with Mediforum on January 12, 2024. Pursuant to the Merger Agreement, the parties agreed, subject to the terms and conditions of the Merger Agreement, to effect the Business Combination.

The Trust Amendment will allow the Company to extend the time period for liquidation of the Trust Account and therefore will allow more time to carry out the Business Combination,

While we are using our best efforts to complete the Business Combination as soon as practicable, the VSAC Board believes that there will not be sufficient time before the Termination Date to complete the Business Combination. Accordingly, the VSAC Board believes that in order to be able to consummate the Business Combination, we will need to obtain the Trust Amendment. Without the Trust Amendment, the VSAC Board believes that it is substantially certain that we will not, despite our best efforts, be able to complete the Business Combination on or before May 3, 2024.

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If the Extension is approved and implemented, subject to satisfaction of the conditions to closing in the Merger Agreement (including, without limitation, receipt of stockholder approval of the Business Combination), we intend to complete the Business Combination as soon as possible and in any event on or before the Extended Deadline.

Full Text of the Resolution to be Approved

“RESOLVED THAT subject to and conditional upon the Trust Account, which is governed by Trust Agreement, having net tangible assets of at least US$5,000,001 as at the date of this resolution, the Trust Agreement be amended in the form set forth in Annex C to the accompanying proxy statement to allow the Company to extend the date by which the Company has to complete a business combination from May 3, 2024 to up to November 3, 2024 via up to six one-month extensions provided the Company deposits into its trust account an additional amount equal to the lower of $60,000 or $0.045 per public share for each month the Company extends beyond May 3, 2024.

If the Trust Amendment Proposal is Not Approved

If the Trust Amendment Proposal is not approved and we have not consummated the Business Combination by May 3, 2024, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the VSAC Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

There will be no distribution from the Trust Account with respect to the Company’s warrants which will expire worthless in the event we wind up. In the event of a liquidation, our Sponsor and directors and officers will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Units.

If the Trust Amendment Proposal Is Approved

Upon approval of the Extension Amendment Proposal and the Trust Amendment Proposal by the requisite number of votes, the amendments to the Trust Agreement to extend the date on which Continental must liquidate the Trust Account if the Company has not completed its initial business combination, from May 3, 2024 to November 3, 2024 will be made to the Trust Agreement so that the provisions of the Trust Agreement mirror what is in the Existing Company Charter as amended by the Extension Amendment.

If the Trust Amendment Proposal is approved but we do not consummate a business combination by the Extended Deadline, we will, unless further extended, (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses, and which interest shall be net of taxes payable), divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish Public Stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board, liquidate and dissolve, subject to our obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

You are not being asked to vote on the Business Combination at this time. If the Extension Amendment and the Trust Amendment are implemented and you do not elect to redeem your Public Shares, provided that you are a stockholder on the Record Date for a meeting to consider the Business Combination, you will retain the right to vote on the Business Combination when it is submitted to stockholders and the right to redeem your Public Shares for cash in the event the Business Combination is approved and completed or we have not consummated a business combination by the Extended Deadline.

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Recommendation

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Trust Amendment Proposal is in the best interests of the Company and its stockholders. Our Board has approved and declared advisable the adoption of the Trust Amendment Proposal.

The Board recommends that you vote “FOR” the Trust Amendment Proposal.

THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Annual Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the Director Proposal, the Auditor Proposal, the Founder Share Conversion Proposal, either Charter Proposal or the Trust Amendment Proposal. In no event will our Board adjourn the Annual Meeting beyond May 3, 2024.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the Annual Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Director Proposal, the Auditor Proposal, the Founder Share Conversion Proposal, either Charter Proposal or the Trust Amendment Proposal.

Vote Required for Approval

The approval of the Adjournment Proposal requires the vote of a majority of the votes cast by the stockholders present in person or represented by proxy and entitled to vote at the Annual Meeting. Accordingly, a Company stockholder’s failure to vote by proxy or to vote online at the Annual Meeting will not be counted towards the number of shares required to validly establish a quorum, and if a valid quorum is otherwise established, it will have no effect on the outcome of any vote on the Adjournment Proposal.

Recommendation of the Board

Our Board unanimously recommends that our stockholders vote “FOR” the approval of the Adjournment Proposal.

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UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

The following discussion summarizes certain United States federal income tax considerations generally applicable to U.S. Holders (as defined below) who elect to have their shares of the Class A common stock redeemed for cash pursuant to the exercise of a right to redemption in connection with a Redemption Election.

This discussion is limited to certain United States federal income tax considerations to such U.S. Holders who hold shares of the Class A common stock as a capital asset under the U.S. Internal Revenue Code of 1986, as amended (the “Code”).

This discussion is a summary only and does not consider all aspects of United States federal income taxation that may be relevant to a U.S. Holder exercising its right to redemption in light of such holder’s particular circumstances, including tax consequences to U.S. Holders who are:

●	financial institutions or financial services entities;
●	broker-dealers;
●	taxpayers that are subject to the mark-to-market accounting rules;
●	tax-exempt entities;
●	governments or agencies or instrumentalities thereof;
●	insurance companies;
●	regulated investment companies or real estate investment trusts;
●	expatriates or former long-term residents of the United States;
●	persons that actually or constructively own five percent or more of our voting shares or five percent or more of the total value of any class of our shares;
●	persons that acquired our securities pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation;
●	persons that hold our securities as part of a straddle, constructive sale, hedging, conversion or other integrated or similar transaction;
●	partnerships (or entities or arrangements treated as partnerships or other pass-through entities for U.S. federal income tax purposes), or persons holding VSAC securities through such partnerships or other pass-through entities; or
●	persons whose functional currency is not the U.S. dollar.

This discussion is based on the Code, proposed, temporary and final Treasury Regulations promulgated under the Code, and judicial and administrative interpretations thereof, all as of the date hereof. All of the foregoing is subject to change, which change could apply retroactively and could affect the tax considerations described herein. This discussion does not address U.S. federal taxes other than those pertaining to U.S. federal income taxation (such as estate or gift taxes, the alternative minimum tax or the Medicare tax on investment income), nor does it address any aspects of U.S. state or local or non-U.S. taxation.

We have not sought and do not intend to seek any rulings from the IRS regarding the Business Combination or an exercise of redemption rights by holders of shares of the Class A common stock. There can be no assurance that the IRS will not take positions inconsistent with the considerations discussed below or that any such positions would not be sustained by a court. Moreover, there can be no assurance that future legislation, regulations, administrative rulings or court decisions will not change the accuracy of the statements in this discussion.

As used herein, the term “U.S. Holder” means a beneficial owner of Class A common stock or warrants who or that is for United States federal income tax purposes: (i) an individual citizen or resident of the United States, (ii) a corporation (or other entity treated as a corporation for United States federal income tax purposes) that is created or organized (or treated as created or organized) in or under the laws of the United States, any state thereof or the District of Columbia, (iii) an estate the income of which is subject to United States federal income taxation regardless of its source or (iv) a trust if (A) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust, or (B) it has in effect a valid election to be treated as a U.S. person.

This discussion does not consider the tax treatment of partnerships or other pass-through entities or persons who hold our securities through such entities. If a partnership (or other entity or arrangement classified as a partnership for United States federal income tax purposes) is the beneficial owner of our securities, the United States federal income tax treatment of a partner in the partnership generally will depend on the status of the partner and the activities of the partnership. Partnerships holding our securities and partners in such partnerships are urged to consult their own tax advisors.

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THIS DISCUSSION IS ONLY A SUMMARY OF CERTAIN UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS ASSOCIATED WITH AN ELECTION. EACH REDEEMING U.S. HOLDER IS URGED TO CONSULT ITS OWN TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH U.S. HOLDER OF THE EXERCISE OF REDEMPTION RIGHTS THROUGH AN ELECTION, INCLUDING THE APPLICABILITY AND EFFECT OF ANY STATE, LOCAL, AND NON-U.S. TAX LAWS.

Redemption as Sale or Distribution

Subject to the PFIC rules discussed below, in the event that a U.S. Holder’s shares of Class A common stock are redeemed pursuant to a Redemption Election, the treatment of the transaction for United States federal income tax purposes will depend on whether the redemption qualifies as a sale of the Class A common stock under Section 302 of the Code. If the redemption qualifies as a sale of Class A common stock, a U.S. Holder generally will recognize capital gain or loss and any such capital gain or loss generally will be long-term capital gain or loss if the U.S. Holder’s holding period for such Class A common stock exceeds one year. It is unclear, however, whether certain redemption rights described in the IPO prospectus may suspend the running of the applicable holding period for this purpose. If the redemption does not qualify as a sale of the Class A common stock, it will be treated as a corporate distribution. In that case, the U.S. Holder generally will be required to include in gross income as a dividend the amount of the distribution to the extent the distribution is paid out of our current or accumulated earnings and profits (as determined under United States federal income tax principles). To the extent those distributions exceed our current and accumulated earnings and profits, they will constitute a return of capital, which will first reduce your basis in your shares of the Class A common stock, but not below zero, and then will be treated as gain from the sale of your shares of the Class A common stock.

Whether a redemption pursuant to a Redemption Election qualifies for sale treatment will depend largely on the total number of shares of the Class A common stock treated as held by the U.S. Holder (including any shares of the Class A common stock constructively owned by the U.S. Holder as a result of owning warrants) relative to all of our shares outstanding both before and after such redemption. The redemption generally will be treated as a sale of shares of the Class A common stock (rather than as a corporate distribution) if such redemption (i) is “substantially disproportionate” with respect to the U.S. Holder, (ii) results in a “complete termination” of the U.S. Holder’s interest in us or (iii) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests are explained more fully below.

In determining whether any of the foregoing tests are satisfied, a U.S. Holder takes into account not only our shares actually owned by the U.S. Holder, but also our shares that are constructively owned by such holder. A U.S. Holder may constructively own, in addition to shares owned directly, shares owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any shares the U.S. Holder has a right to acquire by exercise of an option, which would generally include shares of the Class A common stock which could be acquired pursuant to the exercise of the warrants. In order to meet the substantially disproportionate test, the percentage of our outstanding voting shares actually and constructively owned by the U.S. Holder immediately following the redemption of shares of the Class A common stock must, among other requirements, be less than 80 percent of the percentage of our outstanding voting shares actually and constructively owned by the U.S. Holder immediately before the redemption.

Prior to the Business Combination, the shares of the Class A common stock may not be treated as voting shares for this purpose and, consequently, this substantially disproportionate test may not be applicable. There will be a complete termination of a U.S. Holder’s interest if either (i) all of the shares of the Class A common stock actually and constructively owned by the U.S. Holder are redeemed or (ii) all of the shares of the Class A common stock actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of shares of the Class A common stock owned by certain family members and the U.S. Holder does not constructively own any other of our shares. The redemption of the shares of the Class A common stock will not be essentially equivalent to a dividend if such redemption results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in us. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in us will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”

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If none of the foregoing tests are satisfied, then the redemption will be treated as a corporate distribution as described above. A U.S. Holder considering exercising its redemption right should consult its own tax advisor as to whether the redemption will be treated as a sale or as a corporate distribution under the Code.

Passive Foreign Investment Company (“PFIC”) Rules

A non-U.S. corporation will be classified as a PFIC for United States federal income tax purposes if either (i) at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value, is passive income or (ii) at least 50% of its assets in a taxable year (ordinarily determined based on fair market value and averaged quarterly over the year), including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value, are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of passive assets.

Because we are a blank check company, with no current active business, we believe that it is likely that we met the PFIC asset or income test for our taxable year ending December 31, 2022 and that we will meet the PFIC asset or income test for our current taxable year ending December 31, 2023. Accordingly, if a U.S. Holder did not make a timely qualified electing fund (“QEF”) election or a mark-to-market election for our first taxable year as a PFIC in which the U.S. Holder held (or was deemed to hold) shares of the Class A common stock, as described below, such U.S. Holder generally will be subject to special rules with respect to (i) any gain recognized by the U.S. Holder on the sale or other disposition of its shares of the Class A common stock or warrants, which would include a redemption pursuant to a Redemption Election if such redemption is treated as a sale under the rules discussed above, and (ii) any “excess distribution” made to the U.S. Holder (generally, any distributions to such U.S. Holder during a taxable year of the U.S. Holder that are greater than 125% of the average annual distributions received by such U.S. Holder in respect of the shares of the Class A common stock during the three preceding taxable years of such U.S. Holder or, if shorter, such U.S. Holder’s holding period for the shares of the Class A common stock), which may include a redemption pursuant to a Redemption Election if such redemption is treated as a corporate distribution under the rules discussed above. Under these rules:

●	the U.S. Holder’s gain or excess distribution will be allocated ratably over the U.S. Holder’s holding period for the shares of the Class A common stock or warrants;

●	the amount allocated to the U.S. Holder’s taxable year in which the U.S. Holder recognized the gain or received the excess distribution, or to the period in the U.S. Holder’s holding period before the first day of our first taxable year in which we are a PFIC, will be taxed as ordinary income;

●	the amount allocated to other taxable years (or portions thereof) of the U.S. Holder and included in its holding period will be taxed at the highest tax rate in effect for that year and applicable to the U.S. Holder; and

●	an additional tax equal to the interest charge generally applicable to underpayments of tax will be imposed on the U.S. Holder with respect to the tax attributable to each such other taxable year of the U.S. Holder.

QEF Redemption Election

A U.S. Holder will avoid the PFIC tax consequences described above in respect to shares of the Class A common stock (but not our warrants) by making a timely and valid QEF election (if eligible to do so) to include in income its pro rata share of our net capital gains (as long-term capital gain) and other earnings and profits (as ordinary income), on a current basis, in each case whether or not distributed, in the taxable year of the U.S. Holder in which or with which our taxable year ends. A U.S. Holder generally may make a separate election to defer the payment of taxes on undistributed income inclusions under the QEF rules, but if deferred, any such taxes will be subject to an interest charge.

If a U.S. Holder has made a QEF election with respect to shares of the Class A common stock for our first taxable year as a PFIC in which the U.S. Holder holds (or is deemed to hold) such shares, (i) any gain recognized as a result of a redemption pursuant to a Redemption Election (if such redemption is treated as a sale under the rules discussed above) generally will be taxable as capital gain and no additional tax will be imposed under the PFIC rules, and (ii) to the extent such redemption is treated as a distribution under the rules discussed above, any distribution of ordinary earnings that were previously included in income generally should not be taxable as a dividend to such U.S. Holder. The tax basis of a U.S. Holder’s shares in a QEF will be increased by amounts that are included in income and decreased by amounts distributed but not taxed as dividends under the above rules. Similar basis adjustments apply to property if by reason of holding such property, the U.S. Holder is treated under the applicable attribution rules as owning shares in a QEF.

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The QEF election is made on a stockholder-by-stockholder basis and, once made, can be revoked only with the consent of the IRS. A U.S. Holder may not make a QEF election with respect to its warrants to acquire shares of the Class A common stock. A U.S. Holder generally makes a QEF election by attaching a completed IRS Form 8621 (Information Return by a Stockholder of a Passive Foreign Investment Company or Qualified Electing Fund), including the information provided in a PFIC annual information statement, to a timely filed United States federal income tax return for the tax year to which the election relates. Retroactive QEF elections generally may be made only by filing a protective statement with such return and if certain other conditions are met or with the consent of the IRS. U.S. Holders should consult their tax advisors regarding the availability and tax consequences of a retroactive QEF election under their particular circumstances.

If a U.S. Holder makes a QEF election after our first taxable year as a PFIC in which the U.S. Holder held (or was deemed to hold) shares of the Class A common stock, the adverse PFIC tax consequences (with adjustments to take into account any current income inclusions resulting from the QEF election) will continue to apply with respect to such shares of the Class A common stock unless the U.S. Holder makes a purging election under the PFIC rules. Under the purging election, the U.S. Holder will be deemed to have sold such shares of the Class A common stock at their fair market value and any gain recognized on such deemed sale will be treated as an excess distribution, taxed under the PFIC rules described above. As a result of the purging election, the U.S. Holder will have a new basis and holding period in such shares of the Class A common stock for purposes of the PFIC rules.

In order to comply with the requirements of a QEF election, a U.S. Holder must receive a PFIC annual information statement from us. There is no assurance that we will timely provide such required information statement.

Mark-to Market Redemption Election

If we are a PFIC and shares of the Class A common stock constitute marketable stock, a U.S. Holder may avoid the adverse PFIC tax consequences discussed above if such U.S. Holder, at the close of the first taxable year in which it holds (or is deemed to hold) shares of the Class A common stock, makes a mark-to- market election with respect to such shares for such taxable year. Such U.S. Holder generally will include for each of its taxable years as ordinary income the excess, if any, of the fair market value of its shares of the Class A common stock at the end of such year over its adjusted basis in its shares of the Class A common stock. The U.S. Holder also will recognize an ordinary loss in respect of the excess, if any, of its adjusted basis of its shares of the Class A common stock over the fair market value of its shares of the Class A common stock at the end of its taxable year (but only to the extent of the net amount of previously included income as a result of the mark-to-market election). The U.S. Holder’s basis in its shares of the Class A common stock will be adjusted to reflect any such income or loss amounts, and any further gain recognized on a sale or other taxable disposition of its shares of the Class A common stock will be treated as ordinary income. Currently, a mark-to-market election may not be made with respect to warrants.

The mark-to-market election is available only for marketable stock, generally, stock that is regularly traded on a national securities exchange that is registered with the Securities and Exchange Commission, including Nasdaq, or on a foreign exchange or market that the IRS determines has rules sufficient to ensure that the market price represents a legitimate and sound fair market value. U.S. Holders should consult their own tax advisors regarding the availability and tax consequences of a mark-to-market election in respect to our shares under their particular circumstances.

A U.S. Holder that owns (or is deemed to own) shares in a PFIC during any taxable year of the U.S. Holder, may have to file an IRS Form 8621 (whether or not a QEF or mark-to-market election is made) and such other information as may be required by the U.S. Treasury Department. Failure to do so, if required, will extend the statute of limitations until such required information is furnished to the IRS.

The rules dealing with PFICs and with the QEF and mark-to-market elections are very complex and are affected by various factors in addition to those described above. Accordingly, U.S. Holders of shares of the Class A common stock or warrants should consult their own tax advisors concerning the application of the PFIC rules under their particular circumstances.

Information Reporting and Backup Withholding

Dividend payments with respect to shares of the Class A common stock and proceeds from the sale, exchange or redemption of shares of the Class A common stock may be subject to information reporting to the IRS and possible United States backup withholding. Backup withholding will not apply, however, to a U.S. Holder who furnishes a correct taxpayer identification number and makes other required certifications, or who is otherwise exempt from backup withholding and establishes such exempt status.

Backup withholding is not an additional tax. Amounts withheld as backup withholding may be credited against a U.S. Holder’s U.S. federal income tax liability, and a U.S. Holder generally may obtain a refund of any excess amounts withheld under the backup withholding rules by timely filing the appropriate claim for refund with the IRS and furnishing any required information. U.S. Holders are urged to consult their own tax advisors regarding the application of backup withholding and the availability of and procedure for obtaining an exemption from backup withholding in their particular circumstances.

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THE ANNUAL MEETING

Overview

Date, Time and Place. The Annual Meeting will be conducted via live webcast on April 30, 2024 at [●]. You will be able to attend the Annual Meeting online, vote and submit your questions during the Annual Meeting by visiting https://www.cstproxy.com/visionsensing/2024. To access the virtual online Annual Meeting, you will need your 12-digit control number to vote electronically at the Annual Meeting. We are pleased to utilize the virtual stockholder meeting technology to provide ready access and cost savings for our stockholders and the Company. The virtual meeting format allows attendance from any location in the world. Only stockholders who own shares of common stock as of the close of business on the Record Date will be entitled to attend the virtual meeting.

Registration. To register for the virtual meeting, please follow these instructions as applicable to the nature of your ownership of our shares of common stock.

If your shares are registered in your name with our transfer agent and you wish to attend the online-only virtual meeting, go to https://www.cstproxy.com/visionsensing/2024 and enter the 12-digit control number you received on your proxy card and click on the “Click here” to preregister for the online meeting link at the top of the page. Just prior to the start of the meeting you will need to log back into the meeting site using your 12-digit control number. Pre-registration is recommended but is not required in order to attend.

Beneficial stockholders who wish to attend the Annual Meeting in person (via live webcast), must obtain a legal proxy by contacting their account representative at the bank, broker, or other nominee that holds their shares and e-mail a copy (a legible photograph is sufficient) of their legal proxy to proxy@continentalstock.com. Beneficial stockholders who e-mail a valid legal proxy will be issued a meeting control number that will allow them to register to attend and participate in the online-only meeting. After contacting our transfer agent, a beneficial holder will receive an e-mail prior to the meeting with a link and instructions for entering the virtual meeting. Beneficial stockholders should contact our transfer agent no later than 72 hours prior to the meeting date. Stockholders will also have the option to listen to the Annual Meeting by telephone by calling:

●	Within the U.S. and Canada: +1 800-450-7155 (toll-free)
●	Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply)
The passcode for telephone access: [●].

You will not be able to vote or submit questions unless you register for and log in to the Annual Meeting webcast as described herein.

You will not be able to vote or submit questions unless you register for and log in to the Annual Meeting.

Voting Power; Record Date. You will be entitled to vote or direct votes to be cast at the Annual Meeting, if you owned the Company’s Class A common stock at the close of business on April 9, 2024, the Record Date for the Annual Meeting. You will have one vote per proposal for each share of the Company’s shares of common stock you owned at that time. The Company’s warrants do not carry voting rights.

Recommendation of the Board. After careful consideration, the VSAC Board determined that each of the proposals is fair to and in the best interests of the Company and its stockholders. The VSAC Board has approved and declared advisable and recommends that you vote or give instructions to vote “FOR” each of these proposals.

Votes Required. Approval of the nominee named in the Director Proposal requires a plurality of the votes cast by the stockholders present in person or represented by proxy and entitled to vote at the Annual Meeting. In accordance with our Existing Company Charter, prior to the completion of the Company’s initial business combination, holders of the Class A Common Stock and holders of the Class B Common Stock (the Founder Shares), voting together as a single class, shall have the exclusive right to vote for the election of directors and on all other matters properly submitted to a vote of the stockholders.

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Approval of the Auditor Proposal requires the majority of the votes cast by the stockholders present in person or represented by proxy and entitled to vote at the Annual Meeting.

Approval of the Founder Share Amendment Proposal requires the affirmative vote of both (x) holders of a majority of the outstanding shares of VSAC Common Stock voting together as a single class and (y) holders of a majority of the outstanding shares of Class B Common Stock voting as a separate class.

Approval of the Extension Amendment Proposal and the Trust Amendment Proposal requires the affirmative vote of at least 65% of the Company’s outstanding common stock, including the Founder Shares and the Class A common stock included in the private placement units.

The approval of the Adjournment Proposal requires the vote of a majority of the votes cast by the stockholders present in person or represented by proxy and entitled to vote at the Annual Meeting.

A Company stockholder’s failure to vote by proxy or to vote online at the Annual Meeting will not be counted towards the number of shares required to validly establish a quorum. If a valid quorum is otherwise established, a Company stockholder’s failure to vote by proxy or to vote online at the Annual Meeting (i) will have no effect on the outcome of any vote on the Director Proposal, the Auditor Proposal or the Adjournment Proposal but (ii) will have the effect of a vote “AGAINST” the Founder Share Amendment Proposal, the Extension Amendment Proposal and the Trust Amendment Proposal.

Abstentions and broker non-votes will be counted as shares present in connection with the determination of whether a valid quorum is established but will not count as votes cast at the Annual Meeting. Abstentions and broker non-votes (i) will have no effect on the outcome of any vote on the Director Proposal, the Auditor Proposal or the Adjournment Proposal but (ii) will have the effect of a vote “AGAINST” the Founder Share Amendment Proposal, the Extension Amendment Proposal and the Trust Amendment Proposal.

At the close of business on the Record Date of the Annual Meeting, there were 4,350,765 shares of common stock outstanding, of which 1,348,065 were Public Shares, 2,530,000 were Founder Shares and 427,700 were Private Placement Shares. The Founder Shares and the Private Placement Shares carry voting rights in connection with the Director Proposal, the Auditor Proposal, the Charter Proposals, the Trust Amendment Proposal, and the Adjournment Proposal, and we have been informed by our Sponsor, which holds all 2,530,000 Founder Shares and all 427,700 of the Private Placement Shares, that it intends to vote in favor of the Director Proposal, the Auditor Proposal, the Charter Proposals, the Trust Amendment Proposal and the Adjournment Proposal. The Company’s warrants do not have voting rights in connection with any of the proposals.

If you do not want any of the Director Proposal, the Auditor Proposal, either Charter Proposal, the Trust Amendment Proposal or the Adjournment Proposal approved, you must abstain, not vote, or vote “AGAINST” such proposal.

Proxies; Board Solicitation. Your vote or your proxy is being solicited by the VSAC Board on the proposals being presented to stockholders at the Annual Meeting. The Company has engaged Laurel Hill Advisory Group, LLC to assist in the solicitation of proxies for the Annual Meeting. No recommendation is being made as to whether you should elect to redeem your Public Shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares in person (via live webcast) at the Annual Meeting if you are a holder of record of the Company’s shares. You may contact the Proxy Solicitor at 855-414-2266 (toll free) or by email to vsac@LaurelHill.com.

Interests of our Sponsor Directors and Officers

When you consider the recommendation of the VSAC Board, you should keep in mind that our Sponsor, executive officers, and members of the VSAC Board and special advisors have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

(1)	Our Sponsor and our directors and officer own 2,530,000 Founder Shares (purchased for $25,000).

(2)	Our Sponsor owns 472,700 Private Placement Units (purchased for $4,727,000), which include the Private Placement Shares and warrants that may become exercisable in the future if a business combination is consummated but would expire worthless if a business combination is not consummated.

(3)	Our Sponsor extended to us a line of credit of up to $1,000,000 pursuant to a Convertible Promissory Note dated August 9, 2022 (the “Sponsor Working Capital Loan”), which is to either be repaid upon the consummation of a business combination, without interest, or, at the Sponsor’s discretion, converted upon consummation of a business combination into additional Private Placement Units at a price of $10.00 per Unit. In the event that a Business Combination does not close, we may use a portion of proceeds held outside the Trust Account to repay the Sponsor Working Capital Loans, but no proceeds held in the Trust Account would be used to repay the Sponsor Working Capital Loans. As of December 31, 2023, the amount outstanding under the Sponsor Working Capital Loan was $512,303.

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(4)	On October 28, 2022, we extended the date by which the Company has to consummate a business combination from November 3, 2022 to February 3, 2023 (the “First Extension”). On February 3, 2023, we again extended the date by which the Company has to consummate a business combination from February 3, 2023 to May 3, 2023 (the “Second Extension”). The First Extension and the Second Extension were the two three-month extensions permitted under the original Company Charter prior to the First Amendment thereto. In connection with the First Extension, the Sponsor deposited an aggregate of $1,012,000 (representing $0.10 per public share) into the Trust Account on October 28, 2022 and we issued to our sponsor a non-interest bearing, unsecured promissory note in that amount. In connection with the Second Extension, the Sponsor deposited an aggregate of $1,012,000 (representing $0.10 per public share) into the Trust Account on February 2, 2023 and we issued to our sponsor a non-interest bearing, unsecured promissory note in that amount. In the event that a Business Combination does not close, we may use a portion of proceeds held outside the Trust Account to repay this loan, but no proceeds held in the Trust Account would be used to repay this loan.

On May 1, 2023, pursuant to a special meeting, we amended our Charter (the “First Charter Amendment”), and in accordance with the amendment, we subsequently extended the date by which the Company has to consummate a business combination from May 3, 2023 to November 3, 2023, through six one-month extensions (the “First Six Monthly Extensions”). In connection with the First Six Monthly Extensions, the Sponsor deposited $72,562.86 (representing $0.045 per public share) into the Trust Account for each such extension and we issued to our sponsor a non-interest bearing, unsecured promissory note in that amount (for an aggregate amount of deposits and corresponding notes of $435,377.16). In the event that a Business Combination does not close, we may use a portion of proceeds held outside the Trust Account to repay this loan, but no proceeds held in the Trust Account would be used to repay this loan.

On October 25, 2023, pursuant to a special meeting, we amended our Charter again (the “Second Charter Amendment”), and in accordance with the amendment, we subsequently extended the date by which the Company has to consummate a business combination from November 3, 2023 to May 3, 2024, through six one-month extensions (the “Second Six Monthly Extensions”). In connection with the Second Six Monthly Extensions, the Sponsor deposited $60,000 into the Trust Account for each such extension and we issued to our sponsor a non-interest bearing, unsecured promissory note in that amount (for an aggregate amount of deposits and corresponding notes of $360,000). In the event that a Business Combination does not close, we may use a portion of proceeds held outside the Trust Account to repay this loan, but no proceeds in the Trust Account would be used to repay this loan.

(5)	Following consummation of an initial business combination, our Sponsor, our officers and directors and their respective affiliates will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying and investigating potential target businesses and performing due diligence and completing one or more suitable business combinations as well as be repaid for any loans to the Company and be paid under the administrative support agreement entered into between the Company and the Sponsor contemporaneously with the closing of our IPO.

(6)	If the Trust Account is liquidated, including in the event we are unable to complete an initial business combination within the required time period, the Sponsor has agreed to indemnify us to ensure that the proceeds in the Trust Account are not reduced below $10.15 per public share, or such lesser per public share amount as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which we have entered into an acquisition agreement or claims of any third party for services rendered or products sold to us, but only if such a third party or target business has not executed a waiver of any and all rights to seek access to the Trust Account.

(7)	Certain of our directors and executive officers may continue to be directors and officers of Mediforum or any acquired business after the consummation of an initial business combination. As such, in the future they will receive any cash fees, stock options or stock awards that a post- business combination board of directors determines to pay to its directors and officers if they continue as directors and officers following such business combination.

None of our officers or directors has received any cash compensation for services rendered to the Company, and all of the current members of the VSAC Board are expected to continue to serve as directors at least through the date of the Annual Meeting to vote on a proposed business combination and may even continue to serve following any potential business combination and receive compensation thereafter.

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MANAGEMENT

Directors, Executive Officers and Corporate Governance Directors and Executive Officers

Our current directors and executive officers are listed below.

Name	Age	Position
George Peter Sobek	47	Chief Executive Officer and Director
Hang Kon Louis Ma	61	Chief Financial Officer and Director
Joseph Mitchell Magen	50	Independent Director
William Welser IV	46	Independent Director
Garry Richard Stein	78	Independent Director

Mr. George Peter Sobek has served as our Chairman and Chief Executive Officer since September 2021. Mr. Sobek has served many executive roles in the financial industry over a more than 20-year career serving as director and executive officer of multiple companies operating within the global financial markets. An expert in regulatory compliance, operational risk and corporate governance, Mr. Sobek has been responsible for developing and implementing business strategies and operational processes for some of the world’s leading financial institutions. He has been engaged by both buy side and sell side investment firms in corporate finance, trading, sales, and investment management. Over his career, Mr. Sobek has developed an extensive network and we believe his knowledge and exposure on a global scale will enable us to locate and attract potential targets. Among his recent engagements, from February 2019 to March 2021, Mr. Sobek was the Deputy Chief Compliance Officer and Money Laundering Reporting Officer of APAC, Citadel Group, including Citadel Asset Management, a global multi-strategy Hedge Fund, and Citadel Securities, a proprietary electronic trading firm and liquidity provider. From September 2014 to December 2018, Mr. Sobek was the APAC Head of Compliance; Business Development for Jane Street Asia Limited, a global proprietary electronic trading firm and liquidity provider that trades a range of global financial products. Prior thereto, Mr. Sobek worked in senior executive roles in a number of major investment firms. Mr. Sobek has an LLB (Hons) degree from the University of Hertfordshire and is a member of the New York State Bar Association. He has numerous certifications from industry and regulatory bodies related to securities regulation, practice, and governance. We believe Mr. Sobek is well qualified to serve as a member of our board of directors due to his extensive strategic, management and legal experience.

Mr. Hang Kon Louis Ma has served as our director, Chief Financial Officer and Secretary since September 2021. Mr. Ma is a highly experienced senior executive with extensive management and financial experience in listed companies in the United States and Hong Kong. He is currently an executive director, the chief financial officer, and the company secretary of G.A. Holdings Limited (SEHK: 8126), a listed company trading on the Hong Kong Stock Exchange Limited and serves as an independent non-executive director of Carnival Group International Holdings Limited (SEHK: 0996), which is also a listed company in Hong Kong. He is familiar with Hong Kong listing rules and has hands-on experience in listed companies including the initial public offerings, reverse takeovers, and mergers and acquisitions. He has been the key liaison of various listed companies with both the Stock Exchange of Hong Kong and the Securities and Futures Commission of Hong Kong. Among his recent engagements, since November 2015, Mr. Ma has been serving as an executive director, the Chief Financial Officer and Company Secretary for G.A. Holdings Limited, which engages in the sale, servicing and after-sales business of automobiles covering leading brands such as Ferrari, Maserati and BMW in China, and car rental business under Hertz licensing in Hong Kong. Since May 2019, he has been serving as an independent, non-executive director of Carnival Group International Holdings Limited, which principally engages in theme-based leisure and consumption business, focusing on the design, development, and operation of integrated large-scale tourist complex projects. Mr. Ma previously held senior positions at a number of international corporations and local enterprises in Hong Kong. An accountant by training, he held senior positions at one of the “Big Four” accounting firms and at a consulting subsidiary of another major accounting firm. Mr. Ma is a Existing Company Chartered secretary in the United Kingdom and Hong Kong, a Existing Company Chartered certified accountant in the United Kingdom, and a certified public accountant in Hong Kong and the United States. He received his Professional Diploma in Company Secretaryship & Administration from The Hong Kong Polytechnic (the predecessor to The Hong Kong Polytechnic University). Mr. Ma holds a master of business administration degree from Kellogg School of Management, Northwestern University & Hong Kong University of Science and Technology. We believe Mr. Ma is well qualified to serve as a member of our board of directors due to his extensive management and financial experience.

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Joseph Mitchell Magen is our director. Mr. Magen is a trained software engineer and venture capitalist with more than 20 years of experience in high-tech companies, software development and the Israeli venture capital industry. Since June 2017, Mr. Magen has been serving as an investment advisor, broker and representative for two Israel based investment partnerships: Isratrade Investments and Management Ltd. (isratrade.co.il) and 12 Stones Investments (12stones.co.il). These firms have served as a bridge between investors throughout the Middle East and technology companies there and in Asia. Starting in 2020, Mr. Magen has worked as the managing editor for an Israeli news media site, All Israel News (allisrael.com), which is under a US non-profit organization, Near East Media. Previously, he worked at Evergreen Venture Partners and Red Hat Israel Ltd., a subsidiary of Red Hat, Inc. Mr. Magen holds a Bachelor of Science degree in Industrial and Systems Engineering from the Virginia Polytechnic Institute and State University and a Master of Business Administration degree from Bar-Ilan University, Israel. We believe Mr. Magen is well qualified to serve as a member of our board of directors due to his extensive technology and management experience.

William Welser IV is our director. Mr. Welser is a passionate, curious, and creative technologist motivated by tackling and communicating complex problems, Mr. Welser operates regularly at the forefront of working across disciplinary boundaries and business sectors toward the development and application of leading-edge technologies. Since April 2020, Mr. Welser has been the co-founder, Chief Executive Officer and Chief Technology Officer of Lotic.ai, LLC, a digital behavior company that combines clinical and behavioral sciences with state-of-the-art network analysis, data science and artificial intelligence (AI) to help humans understand themselves more fully and make better decisions. Since January 2018, Mr. Welser has also spent time as a sole proprietor delivering advanced technology expertise and consulting in the areas of healthcare, finance, and media. His technological achievements include developing a distributed ledger system to enable cross-border transactions, designing a multi-sided platform solution for a large healthcare system, scoping media concepts for merged media products, due diligence for acquisitions and partnerships, and design and scaling of a polymerase chain reaction (PCR) testing lab focused on COVID-19 detection and research. In the period spanning April 2019 to January 2020, Mr. Welser served as the Chief Technology Officer and Chief of Nano Labs for Nano Global Corporation. In this role he was the executive charged with the responsibilities of designing, building, testing, and preparing customer-facing products and features for release to the marketplace. From March 2018 until January 2019, Mr. Welser was a Senior Partner for ReD Associates, a boutique consulting firm. In this role, he was responsible for building and integrating a technology-focused set of offerings for Fortune 100 firms. From 2008 to 2018, Mr. Welser served in various senior and executive roles at the RAND Corporation, a noted policy institution and think tank, including serving as Director of the Engineering and Applied Sciences Research Department, as Senior Management Scientist, as Professor at the Pardee RAND Graduate School, and as co-founder and co-director of RAND’s Impact Lab. Following his departure as a full-time employee in March 2018, Mr. Welser has continued to contribute to RAND’s mission as an Adjunct, Senior Management Scientist. Previously, Mr. Welser served in the United States Air Force as an acquisitions officer and engineer responsible for program management, design of next generation technologies, systems engineering, and procurement and production of advanced technologies, some of which are actively used in the cyber, air, and space realms. In addition, Mr. Welser has held a number of important advisory and public speaking roles and has been a prolific author of research papers and periodical publications. His numerous publications in major outlets have informed policy decision-makers, corporate leaders, and the public on topics such as bias in artificial intelligence, future of work, privacy and cryptography, future of high performance computing, space debris mitigation and remediation, design of commercially-focused aerial drones, vulnerabilities and capabilities of space, air, and cyber systems, and performance of supply chain and industrial base systems. Mr. Welser received his Bachelor of Science degree in Chemical Engineering from University of Virginia, his Master of Business Administration degree from Boston College, and his Master of Science degree in Finance from Boston College. We believe Mr. Welser is well-qualified to serve as a member of our board of directors due to his expertise and experience as a research specialist and senior management, and his contacts and relationships.

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Garry Richard Stein is our director. Mr. Stein has global experience of over 50 years in banking, investment management, mergers and acquisitions, private equity, and public and private board and executive roles. He is a financial and strategic advisor for a number of resource-based, scientific and technology ventures. Since August 2021, Mr. Stein has been serving as an independent non-executive director of Liberty Resources Acquisition Corp., where he serves on, and is the chair of the audit committee of its board of directors, and the manager of its sponsor, Liberty Fields LLC. Liberty Resources Acquisition Corp. is a blank check special purpose acquisition company aiming to acquire a company in the natural resources, oil or gas industries. Since May 2021, Mr. Stein has been serving as an executive director and the Chief Financial Officer of PHP Ventures Acquisition Corp. (NASDAQ: PPHPU). PHP Ventures Acquisition Corp. is a Nasdaq listed blank check special purpose acquisition company aiming to acquire consumer-facing companies with a significant Africa presence or a compelling Africa potential. From July 2019 to September 2021, Mr. Stein served as a director of Hope Gold Limited, a junior gold mining producer in the Republic of Ghana and until April 2021, he also served as its Chief Financial Officer. From November 2017 to March 2019, Mr. Stein served as the Managing Partner and Chief Knowledge Officer of Quotable Management Limited. Quotable was a strategic advisor in partnership with the World Reserve Trust Group of Companies in development and operation of the technology design for the global trade settlement platform based on Digital Ledger Technology. In this role, Mr. Stein was instrumental in the strategic planning, design concepts and implementation of modern distributed ledger and related technologies to the issues of global trade on which he held several trademarks and patents. Mr. Stein was the founder and, from November 2013 to January 2018, the Managing Director of CAF Limited, a company established to develop and operate a unique new financial services business that designed a unique structured finance commodity streaming product. In addition, Mr. Stein was the President of a top-performing resource based mutual fund, head of investments for a Canadian bank, head of asset/liability management for a major Canadian bank, manager of a large high-income bond fund, and held several other advisory and investment management roles. He held roles as director and/or officer of numerous public and private companies and foundations. Mr. Stein holds a Bachelor of Science degree in Chemistry from the Case Western Reserve University, a Master of Applied Science degree in Metallurgy and Material Science from University of Toronto, a Master of Business Administration degree from Schulich School of Business, York University, and is a Fellow of the Institute of Canadian Banking. We believe Mr. Stein is well-qualified to serve as a member of our board of directors due to his experience in financial industry, international expertise, and his contacts and relationships.

Committees of the Board of Directors

Our board of directors has two standing committees: an audit committee and a compensation committee, each of which is composed solely of independent directors. Each committee operates under a chart that has been approved by our board of directors and has the composition and responsibilities described below.

Audit Committee

We have established an audit committee of the board of directors. Joseph Mitchell Magen, William Welser IV and Garry Richard Stein serve as members of our audit committee, and Garry Richard Stein chairs the audit committee. Under the Nasdaq listing standards and applicable SEC rules, we are required to have at least three members of the audit committee, all of whom must be independent. Each of Joseph Mitchell Magen, William Welser IV and Garry Richard Stein meets the independent director standard under Nasdaq listing standards and under Rule 10-A-3(b)(1) under the Exchange Act.

We have adopted an audit committee charter, which details the principal functions of the audit committee, including:

●	the appointment, compensation, retention, replacement, and oversight of the work of the independent registered public accounting firm engaged by us;
●	pre-approving all audit and permitted non-audit services to be provided by the independent registered public accounting firm engaged by us, and establishing pre-approval policies and procedures;
●	setting clear hiring policies for employees or former employees of the independent registered public accounting firm, including but not limited to, as required by applicable laws and regulations;
●	setting clear policies for audit partner rotation in compliance with applicable laws and regulations;
●	obtaining and reviewing a report, at least annually, from the independent registered public accounting firm describing (i) the independent registered public accounting firm’s internal quality-control procedures, (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues and (iii) all relationships between the independent registered public accounting firm and us to assess the independent registered public accounting firm’s independence;
●	reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and
●	reviewing with management, the independent registered public accounting firm, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

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Compensation Committee

We have established a compensation committee of the board of directors. Joseph Mitchell Magen, William Welser IV and Garry Richard Stein serve as members of our compensation committee, and Joseph Mitchell Magen chairs the compensation committee. Under the Nasdaq listing standards and applicable SEC rules, we are required to have at least two members of the compensation committee, all of whom must be independent. Joseph Mitchell Magen, William Welser IV and Garry Richard Stein are independent.

We have adopted compensation committee charter, which will detail the principal functions of the compensation committee, including:

●	reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, if any is paid by us, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer based on such evaluation;
●	reviewing and approving on an annual basis the compensation, if any is paid by us, of all of our other officers;
●	reviewing on an annual basis our executive compensation policies and plans;
●	implementing and administering our incentive compensation equity-based remuneration plans;
●	assisting management in complying with our proxy statement and annual report disclosure requirements;
●	approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our officers and employees;
●	if required, producing a report on executive compensation to be included in our annual proxy statement; and
●	reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

Notwithstanding the foregoing, as indicated above, other than the payment to our sponsor of $10,000 per month, for up to 12 months (or up to 18 months, if we extend the time to complete a business combination as described in this prospectus), for office space, utilities and secretarial and administrative support, no compensation of any kind, including finders, consulting or other similar fees, will be paid to any of our existing stockholders, officers, directors or any of their respective affiliates, prior to, or for any services they render in order to effectuate the consummation of an initial business combination. Accordingly, it is likely that prior to the consummation of an initial business combination, the compensation committee will only be responsible for the review and recommendation of any compensation arrangements to be entered into in connection with such initial business combination.

The compensation committee charter also provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by Nasdaq and the SEC.

Compensation Committee Interlocks and Insider Participation

None of our executive officers currently serves, and in the past year has not served, as a member of the compensation committee of any entity that has one or more executive officers serving on our board of directors.

Code of Ethics

We have adopted a Code of Ethics applicable to our directors, officers and employees. We have filed a copy of our Code of Ethics and our audit and compensation committee Existing Company Charters as exhibits to the registration statement of which this prospectus is a part. You are able to review these documents by accessing our public filings at the SEC’s web site at www.sec.gov. In addition, a copy of the Code of Ethics will be provided without charge upon request from us. We intend to disclose any amendments to or waivers of certain provisions of our Code of Ethics in a Current Report on Form 8-K. See the section of this prospectus entitled “Where You Can Find Additional Information.”

53

Conflicts of Interest

Subject to pre-existing fiduciary or contractual duties as described below, our officers and directors have agreed to present any business opportunities presented to them in their capacity as a director or officer of our company to us. Certain of our officers and directors presently have fiduciary or contractual obligations to other entities pursuant to which such officer or director is or will be required to present a business combination opportunity. Accordingly, if any of our officers or directors becomes aware of a business combination opportunity which is suitable for an entity to which he or she has then-current fiduciary or contractual obligations, he or she will honor his or her fiduciary or contractual obligations to present such opportunity to such entity. We believe, however, that the fiduciary duties or contractual obligations of our officers or directors will not materially affect our ability to complete our initial business combination. Our amended and restated certificate of incorporation provides that we renounce our interest in any corporate opportunity offered to any director or officer unless such opportunity is expressly offered to such person solely in his or her capacity as a director or officer of our company and such opportunity is one we are legally and contractually permitted to undertake and would otherwise be reasonable for us to pursue, and to the extent the director or officer is permitted to refer that opportunity to us without violating another legal obligation.

Our officers and directors are, or may become, officers or directors of another special purpose acquisition company with a class of securities intended to be registered under the Exchange Act (including Liberty Resources Acquisition Corp. and PHP Ventures Acquisition Corp.), even prior to us entering into a definitive agreement for our initial business combination.

Accordingly, as a result of multiple business affiliations, our officers and directors may have similar legal obligations relating to presenting business opportunities meeting the above-listed criteria to multiple entities. Furthermore, our amended and restated certificate of incorporation provides that we renounce our interest in any corporate opportunity offered to any director or officer unless such opportunity is expressly offered to such person solely in his or her capacity as a director or officer of our company and such opportunity is one we are legally and contractually permitted to undertake and would otherwise be reasonable for us to pursue, and to the extent the director or officer is permitted to refer that opportunity to us without violating another legal obligation.

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BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of the Company’s shares as of the Record Date based on information obtained from the persons named below, with respect to the beneficial ownership of shares of the Company’s shares, by:

●	each person known by us to be the beneficial owner of more than 5% of our outstanding shares;
●	each of our executive officers and directors that beneficially owns shares; and
●	all our officers and directors as a group.

As of the Record Date, there were 1,820,765 shares of the Class A common stock (including 1,348,065 Public Shares subject to possible redemption) and 2,530,000 shares of the Class B common stock issued and outstanding. Unless otherwise indicated, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares beneficially owned by them. The following table does not reflect record or beneficial ownership of the Company’s warrants because such warrants are not exercisable within 60 days of the date of this proxy statement.

Unless otherwise noted, the business address of each of the following entities or individuals is c/o Vision Sensing Acquisition Corp., 10 E. 53rd Street, Suite 3001, New York, NY 10022.

	Class A Common Stock		Class B Common Stock
Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned (2)	Approximate Percentage of Class	Approximate Percentage of Outstanding common stock
5% Holders
Vision Sensing LLC & Dr. George Cho Yiu So (1) c/o Vision Sensing Acquisition Corp. 10 E. 53rd Street, Suite 3001 New York, NY 10022	472,700	25.96%	2,530,000	100%	69.02%
Meteora Capital, LLC & Vik Mittal (2) 1200 N Federal Hwy, #200 Boca Raton, FL 33432	129,571	7.12%†	—	—	2.98%†
Wolverine Asset Management LLC, Wolverine Trading Partners, Inc., Wolverine Holdings, L.P., Christopher L. Gust, Robert R. Bellick (3) 175 West Jackson Blvd., Suite 340 Chicago, IL 60604	173,991	9.55%	—	—	4.00%
Executive officers and directors
George Peter Sobek(4)	0	0%	115,000	4.55%	2.64%
Hang Kon Louis Ma(5)	0	0%	30,000	1.19%	*
Joseph Mitchell Magen(6)	0	0%	20,000	0.79%	*
William Welser IV(7)	0	0%	20,000	0.79%	*
Garry Richard Stein(8)	0	0%	100,000	3.95%	2.30%
All executive officers and directors as a group (five individuals)	0	0%	285,000	11.26%	6.55%

*	Less than one percent.

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(1)	Vision Sensing LLC is VSAC’s Sponsor. Its holdings include 472,700 shares of outstanding Class A common Stock and all 2,530,000 shares of outstanding Class B common stock, which are also referred to as Founder Shares. Founder Shares are convertible into shares of Class A common stock on a one-for-one basis, subject to adjustment. Dr. George Cho Yiu So is the manager and controlling member of Vision Sensing LLC and so could be deemed to be the beneficial owner of all of the shares held of record by Vision Sensing LLC. Dr. So, disclaims beneficial ownership of 1,814,181 of the shares of VSAC Class B common stock held by Vision Sensing LLC.

(2)	A Schedule 13G dated February 14, 2024 states that Meteora Capital, LLC (“Meteora Capital”) is the beneficial owner of the shares which are held by certain funds and managed accounts to which Meteora Capital serves as investment manager (collectively, the “Meteora Funds”) and Vik Mittal, serves as the Managing Member of Meteora Capital, with respect to the shares held by the Meteora Funds. The Schedule 13G further states that it should not be construed as an admission that any of the Meteora Capital, the Meteora Funds or Mr. Mittal is, for the purposes of Section 13 of the Act, the beneficial owner of the shares.

(3)	A Schedule 13G dated February 1, 2024 states as follows as set forth in this note (3). Wolverine Asset Management, LLC (“WAM”) is an investment adviser and has voting and disposition power over 173,911 shares of Class A Common Stock of the Issuer. The sole member and manager of WAM is Wolverine Holdings, L.P. (“Wolverine Holdings”). Robert R. Bellick and Christopher L. Gust may be deemed to control Wolverine Trading Partners, Inc. (“WTP”), the general partner of Wolverine Holdings. Each of Wolverine Holdings, Mr. Bellick, Mr. Gust, and WTP have voting and disposition power over 174,473 shares of Class A Common Stock of the Issuer. WAM has shared power to vote, or direct the vote of, 173,911 shares of the Class A Common Stock of the Issuer, and each of Wolverine Holdings, WTP, Mr. Bellick, and Mr. Gust has shared power to vote or direct the vote of 174,473 shares of the Class A Common Stock of the Issuer, in each case as set forth above. WAM has shared power to dispose, or direct the disposition of, 173,911 shares of the Class A Common Stock of the Issuer, and each of Wolverine Holdings, WTP, Mr. Bellick, and Mr. Gust has shared power to dispose, or direct the disposition, of 174,473 shares of the Class A Common Stock of the Issuer, in each case as set forth above. Wolverine Flagship Fund Trading Limited is known to have the right to receive the receipt of dividends from, or the proceeds from the sale of, the shares of common stock covered by this statement that may be deemed to be beneficially owned by WAM.

(4)	Mr. Sobek holds a service member membership interest in the Company’s sponsor, Vision Sensing, LLC, which is characterized as corresponding to a ratable share of the Company’s Class B common stock held by the sponsor and will entitle him, if a business combination of the Company occurs, to receive distributions of those Class B shares, and/or the proceeds of the sale of such shares pursuant to the terms of the sponsor’s operating agreement. Mr. Sobek’s ratable share is 115,000 shares of the Company’s Class B common stock.

(5)	Mr. Ma holds a service member membership interest in the Company’s sponsor, Vision Sensing, LLC, which is characterized as corresponding to a ratable share of the Company’s Class B common stock held by the sponsor and will entitle him, if a business combination of the Company occurs, to receive distributions of those Class B shares, and/or the proceeds of the sale of such shares pursuant to the terms of the sponsor’s operating agreement. Mr. Ma’s ratable share is 30,000 shares of the Company’s Class B common stock.

(6)	Mr. Magen holds a service member membership interest in the Company’s sponsor, Vision Sensing, LLC, which is characterized as corresponding to a ratable share of the Company’s Class B common stock held by the sponsor and will entitle him, if a business combination of the Company occurs, to receive distributions of those Class B shares, and/or the proceeds of the sale of such shares pursuant to the terms of the sponsor’s operating agreement. Mr. Magen’s ratable share is 20,000 shares of the Company’s Class B common stock.

(7)	Mr. Welser holds a service member membership interest in the Company’s sponsor, Vision Sensing, LLC, which is characterized as corresponding to a ratable share of the Company’s Class B common stock held by the sponsor and will entitle him, if a business combination of the Company occurs, to receive distributions of those Class B shares, and/or the proceeds of the sale of such shares pursuant to the terms of the sponsor’s operating agreement. Mr. Welser’s ratable share is 20,000 shares of the Company’s Class B common stock.

56

(8)	Mr. Stein holds a service member membership interest in the Company’s sponsor, Vision Sensing, LLC, which is characterized as corresponding to a ratable share of the Company’s Class B common stock held by the sponsor and will entitle him, if a business combination of the Company occurs, to receive distributions of those Class B shares, and/or the proceeds of the sale of such shares pursuant to the terms of the sponsor’s operating agreement. Mr. Stein’s ratable share is 90,000 shares of the Company’s Class B common stock. Mr. Stein’s wife similar holds a membership interest in the Company’s sponsor, and her ratable share is 10,000 shares of the Company’s Class B Common Stock. Her ratable share is included in the shares attributed to Mr. Stein; however, Mr. Stein disclaims beneficial ownership of his wife’s shares.

STOCKHOLDERS PROPOSALS

The Company may hold a special meeting of stockholders for the purpose of approving the Business Combination with Mediforum and related transactions or any other initial business combination. Accordingly, at such time as a business combination is consummated, the Company’s subsequent annual meeting of stockholders would be held at a future date to be determined by the post-business combination company. The Company expects that it would notify stockholders of the deadline for submitting a proposal for inclusion in the proxy statement for its annual meeting following the completion of an initial business combination. The date of such meeting and the date by which you may submit a proposal for inclusion in the proxy statement will be included in a Current Report on Form 8-K or a Quarterly Report on Form 10-Q. You should direct any proposals to the Company’s Chief Executive Officer at Vision Sensing Acquisition Corp., 10 E. 53rd Street, Suite 3001, New York, NY 10022.

HOUSEHOLDING INFORMATION

Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

●	If the shares are registered in the name of the stockholder, the stockholder should contact Laurel Hill at 855-414-2266 to inform us of his or her request; or
●	If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this Proxy Statement, over the Internet at the SEC’s website at http://sec.report.

If you would like additional copies of this Proxy Statement or if you have questions about the proposals to be presented at the Annual Meeting, you should contact the Company’s proxy solicitation agent at the following address, telephone number and email:

Laurel Hill Advisory Group, LLC

2 Robbins Lane

Jericho, NY 11753

Toll-Free: 855-414-2266

Email: vsac@LaurelHill.com

If you are a stockholder of the Company and would like to request documents, please do so by April [●], 2024, in order to receive them before the Annual Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

57

ANNEX A

THE PROPOSED

THIRD AMENDMENT TO THE

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF

VISION SENSING ACQUISITION CORP.

VISION SENSING ACQUISITION CORP, a corporation (the “Corporation”) organized and existing under the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify:

1	The name of the Corporation is Vision Sensing Acquisition Corp. The Corporation’s Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware pursuant to the DGCL on August 13, 2021 (the “Original Certificate”).

2.	An Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on October 29, 2021 (the “Amended and Restated Certificate of Incorporation”).

3.	The First Amendment to the Amended and Restated Certificate of Incorporation was duly adopted on May 1, 2023, by the affirmative vote of the holders of 65% of the stock entitled to vote at a meeting of stockholders in accordance with the provisions of Section 242 of the DGCL.

4.	The Second Amendment to the Amended and Restated Certificate of Incorporation was duly adopted on October 25, 2023 by the affirmative vote of the holders of 65% of the stock entitled to vote at a meeting of stockholders in accordance with the provisions of Section 242 of the DGCL.

5.	This Third Amendment to the Amended and Restated Certificate of Incorporation was duly adopted by the affirmative vote of both (x) holders of a majority of the outstanding shares of common stock voting together as a single class and (y) holders of a majority of the outstanding shares Class B Common Stock voting as a separate class.

6.	Section 4.3(b)(i) of the Original Certificate as previously amended is hereby deleted in its entirety and replaced with the following new Section 4.3(b)(i):

(b)	Class B Common Stock.

(i) Shares of Class B Common Stock shall be convertible into shares of Class A Common Stock on a one-for-one basis (the “Initial Conversion Ratio”) at the election of the holder of such Class B Common Stock at any time prior to the closing of the Business Combination or otherwise automatically on the closing of the Business Combination

7.	This Amendment was duly adopted in accordance with the provisions of Section 242 of the DGCL by written consent of stockholders holding the requisite number of shares required by statute given in accordance with and pursuant to Section 228 of the DGCL.

Signature on following page.

A-1

IN WITNESS WHEREOF, Vision Sensing Acquisition Corp has caused this Third Amendment to the Amended and Restated Certificate to be duly executed in its name and on its behalf by an authorized officer as of this [●] day of [●], 2024.

VISION SENSING ACQUISITION CORP.

By:
Name:
Title:

A-2

ANNEX B

THE PROPOSED

FOURTH AMENDMENT TO THE

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF

VISION SENSING ACQUISITION CORP.

VISION SENSING ACQUISITION CORP, a corporation (the “Corporation”) organized and existing under the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify:

1.	The name of the Corporation is Vision Sensing Acquisition Corp. The Corporation’s Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware pursuant to the DGCL on August 13, 2021 (the “Original Certificate”).

2.	An Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on October 29, 2021 (the “Amended and Restated Certificate of Incorporation”).

3.	The First Amendment to the Amended and Restated Certificate of Incorporation was duly adopted on May 1, 2023, by the affirmative vote of the holders of 65% of the stock entitled to vote at a meeting of stockholders in accordance with the provisions of Section 242 of the DGCL.

4.	The Second Amendment to the Amended and Restated Certificate of Incorporation was duly adopted on October 25, 2023 by the affirmative vote of the holders of 65% of the stock entitled to vote at a meeting of stockholders in accordance with the provisions of Section 242 of the DGCL.

5.	The Third Amendment to the Amended and Restated Certificate of Incorporation was duly adopted on [●], 2024 by the affirmative vote of both (x) holders of a majority of the outstanding shares of common stock voting together as a single class and (y) holders of a majority of the outstanding shares Class B Common Stock voting as a separate class.

6.	This Fourth Amendment to the Amended and Restated Certificate of Incorporation was duly adopted by the affirmative vote of the holders of 65% of the stock entitled to vote at a meeting of stockholders in accordance with the provisions of Section 242 of the DGCL.

7.	The text of Section 9.1(b)(ii) of Article IX is hereby amended and restated to read in its entirety as follows:

“(ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its initial Business Combination by May 4, 2023 (or, if the Office of the Delaware Division of Corporations shall not be open for business (including for filing of corporate documents) on such date the next date upon which the Office of the Delaware Division of Corporations shall be open (or such a later date pursuant to the extension(s) set forth under Section 9.1(c), the “Deadline Date”) and”

8.	The text of Section 9.1(c) of Article IX is hereby amended and restated to read in its entirety as follows:

“(c) In the event that the Corporation has not consummated an initial Business Combination by May 3, 2024, upon the Sponsor’s request, the Corporation may extend the period of time to consummate a Business Combination up to six times, each by an additional one month, for an aggregate of up to six additional months ending November 3, 2024, provided that (i) the Sponsor (or its affiliates or permitted designees) will deposit, by the Deadline Date in effect prior to such extension (or the first business day thereafter if such date is not a business day), into the Trust Account the lesser of (x) $60,000 or (y) $0.045 per share for each Offering Share outstanding as of the applicable Deadline Date for each such extension in exchange for a non-interest bearing, unsecured promissory note payable upon consummation of a Business Combination and (ii).in each case, that the procedures relating to any such extension, as set forth in the Trust Agreement, shall have been complied with. The gross proceeds from the issuance of such promissory note(s) shall be held in the Trust Account and used to fund the redemption of the Offering Shares in accordance with Section 9.2.

9.	This Amendment was duly adopted in accordance with the provisions of Section 242 of the DGCL by written consent of stockholders holding the requisite number of shares required by statute given in accordance with and pursuant to Section 228 of the DGCL.

B-1

IN WITNESS WHEREOF, Vision Sensing Acquisition Corp has caused this Second Amendment to the Amended and Restated Certificate to be duly executed in its name and on its behalf by an authorized officer as of this [●] day of [●], 2024.

VISION SENSING ACQUISITION CORP.

By:
Name:
Title:

B-2

ANNEX C

PROPOSED

AMENDMENT NO. 3 TO INVESTMENT MANAGEMENT TRUST AGREEMENT

THIS AMENDMENT NO. 3 TO THE INVESTMENT MANAGEMENT TRUST AGREEMENT (this “Amendment”) is made as of [●], 2024, by and between Vision Sensing Acquisition Corp., a Delaware corporation (the “Company”), and Continental Stock Transfer & Trust Company, a New York corporation (the “Trustee”). Capitalized terms contained in this Amendment, but not specifically defined in this Amendment, shall have the meanings ascribed to such terms in the Original Agreement (as defined below).

WHEREAS, on November 3, 2021, the Company consummated its initial public offering of units of the Company (the “Units”), each of which is composed of one share of Class A common stock of the Company, par value $0.0001 per share (the “Class A Common Stock”), and three quarters of one redeemable warrant, each whole warrant entitling the holder thereof to purchase one share of Class A Common Stock of the Company (such initial public offering hereinafter referred to as the “Offering”);

WHEREAS, $102,718,000 of the gross proceeds of the Offering and sale of the private placement Units were delivered to the Trustee to be deposited and held in the segregated Trust Account located in the United States for the benefit of the Company and the holders of shares of Class A Common Stock included in the Units issued in the Offering pursuant to the Investment Management Trust Agreement made effective as of November 1, 2021, by and between the Company and the Trustee (as amended by Amendment No. 1 thereto dated May 1, 2023 and Amendment No. 2 thereto dated October 25, 2023, the “Original Agreement”);

WHEREAS, the Company has sought the approval of the holders of its Class A Common Stock and holders of its Class B Common Stock, par value $0.0001 per share (the “Class B Common Stock”), at a Special Meeting to: (i) extend the date before which the Company must complete a business combination from May 3, 2024 to November 3, 2024 (or such earlier date after May 3, 2024 as determined by the Company’s board of directors) (the “Extension Amendment”) and (ii) extend the date on which the Trustee must liquidate the Trust Account if the Company has not completed its initial business combination from May 3, 2024 to November 3, 2024 (or such earlier date after May 3, 2024 as determined by the Company’s board of directors) (the “Trust Amendment”);

WHEREAS, holders of 65% of the then issued and outstanding shares of Class A Common Stock and Class B Common Stock, voting together as a single class, approved the Extension Amendment, and the Trust Amendment; and

WHEREAS, the parties desire to amend the Original Agreement to, among other things, reflect amendments to the Original Agreement contemplated by the Trust Amendment.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1.	Amendments to Trust Agreement.

(a) The third recital of the Original Agreement is hereby amended and restated to read in its entirety as follows:

WHEREAS, if a Business Combination (as defined herein) is not consummated by May 4, 2024, upon the request of the Company’s sponsor (the “Sponsor”), the Company may extend such period by up to six extensions with each extension being one month (each an “Extension”) for up to a maximum of six months in the aggregate for all of the Extensions, subject to the Sponsor or its affiliates or permitted designees depositing into the Trust Account no later than the last day of the previous Extension (or the first business day thereafter if such day is not a business day) (the “Applicable Deadline”) the lesser of (x) $60,000 or (y) $0.045 per share for each share of the Company’s Class A Common Stock that was included in the Units issued in the Offering and that remains outstanding as of the date of the end of the previous Extension, in exchange for which the Sponsor will receive a non-interest bearing, unsecured promissory note for each Extension payable upon consummation of a Business Combination;

C-1

(b) Exhibit E to the Original Agreement is hereby deleted and replaced with the new Exhibit E attached to this Amendment.

2.	Miscellaneous Provisions.

(a) Successors. All the covenants and provisions of this Amendment by or for the benefit of the Company or the Trustee shall bind and inure to the benefit of their permitted respective successors and assigns.

(b) Severability. This Amendment shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Amendment or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Amendment a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

(c) Applicable Law. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.

(d) Jurisdiction and Venue. The parties hereto consent to the jurisdiction and venue of any state or federal court located in the City of New York, State of New York, for purposes of resolving any disputes hereunder. AS TO ANY CLAIM, CROSS-CLAIM OR COUNTERCLAIM IN ANY WAY RELATING TO THIS AGREEMENT, EACH PARTY WAIVES THE RIGHT TO TRIAL BY JURY.

(e) Counterparts. This Amendment may be executed manually or electronically (such as by DocuSign®) in several original, PDF, photostatic, facsimile or other copy counterparts, each of which shall constitute an original, and together shall constitute but one instrument. A copy of this Amendment bearing the electronic signature or a PDF, facsimile, photostatic or other copy of the signature of a party hereto shall be as valid for all purposes as a copy of this Amendment bearing that party’s original manual signature.

(f) Effect of Headings. The section headings herein are for convenience only and are not part of this Amendment and shall not affect the interpretation thereof.

(g) Entire Agreement. The Original Agreement, as modified by this Amendment, constitutes the entire understanding of the parties and supersedes all prior agreements, understandings, arrangements, promises and commitments, whether written or oral, express or implied, relating to the subject matter hereof, and all such prior agreements, understandings, arrangements, promises and commitments are hereby canceled and terminated.

Signatures on following page.

C-2

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

CONTINENTAL STOCK TRANSFER AND TRUST COMPANY, as Trustee

By:
Name:
Title:

VISION SENSING ACQUISITION CORP.

By:
Name:
Title:

C-3

EXHIBIT E

[Letterhead of Company]

[Insert date]

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, New York 10004

Attn: Francis Wolf and Celeste Gonzalez

Re: Trust Account No. xxxx[last four digits] Extension Letter

Ladies and Gentlemen:

Pursuant to Section 1(m) of the Investment Management Trust Agreement between Vision Sensing Acquisition Corp. (the “Company”) and Continental Stock Transfer & Trust Company, dated as of November 1, 2021, as amended by Amendment No. 1 thereto dated May 1, 2023, Amendment No. 2 thereto dated October 25, 2023 and Amendment No. 3 thereto dated [●], 2024 (and as it may be subsequently amended, “Trust Agreement”), this is to advise you that the Company is extending the time available to consummate a Business Combination for an additional one (1) month, from [date] to [date] (the “Extension”).

This Extension Letter shall serve as the notice required with respect to the Extension prior to the Applicable Deadline. Capitalized words used herein and not otherwise defined shall have the meanings ascribed to them in the Trust Agreement.

In accordance with the terms of the Trust Agreement, we hereby authorize you to deposit $[insert applicable amount], which will be wired to you, into the Trust Account investments upon receipt.

This is the [_____] of up to six Extension Letters

Very truly yours,

Vision Sensing Acquisition Corp.

By:
Name:
Title:

cc: EF Hutton, Division of Benchmark Investments, LLC

C-4

VISION SENSING ACQUISITION CORP.

Suite 500, 78 SW 7th Street

Miami, Florida 33130

ANNUAL MEETING OF STOCKHOLDERS

April 30, 2024

YOUR VOTE IS IMPORTANT

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 30, 2024

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice dated April [●], 2024 and Proxy Statement, dated April [●], 2024, in connection with the Annual Meeting to be held at 9:00 a.m. Eastern Time on April 30, 2024 as a virtual meeting (the “Annual Meeting”) for the sole purpose of considering and voting upon the following proposals, and hereby appoints George Peter Sobek, Hang Kon Louis Ma and Garry Richard Stein (with full power to act alone), the attorney and proxy of the undersigned, with full power of substitution to each, to vote all of the shares of common stock of the Company registered in the name provided, which the undersigned is entitled to vote at the Annual Meeting and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the accompanying Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE DIRECTOR PROPOSAL, “FOR” THE AUDITOR PROPOSAL, “FOR” THE FOUNDER SHARE PROPOSAL, “FOR” THE EXTENSION AMENDMENT PROPOSAL, “FOR” THE TRUST AMENDMENT PROPOSAL, AND “FOR” THE ADJOURNMENT PROPOSAL, IF PRESENTED.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL PROPOSALS.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on April 30, 2024: This notice of meeting and the accompany proxy statement are available at https://www.cstproxy.com/visionsensing/2024.

Proposal 1 — Director Proposal	FOR	AGAINST	ABSTAIN

Re-elect one Class I Director, George Peter Sobek, to the Board to serve as the director of the Company, which we refer to as the “Director Proposal.”	☐	☐	☐

Proposal 2 — Auditor Proposal	FOR	AGAINST	ABSTAIN

Ratify the selection by our Audit Committee of Adeptus Partners, LLC (“Adeptus”) to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. The Audit Committee is directly responsible for appointing the Company’s independent registered public accounting firm.	☐	☐	☐

Proposal 3 — Founder Share Amendment Proposal	FOR	AGAINST	ABSTAIN

To approve and adopt the amendment to the amended and restated certificate of incorporation of VSAC in the form attached as Annex A to the Company’s proxy statement for the Stockholders Meeting to provide for the right of the holders of the Company’s Class B Common Stock to convert such shares of Class B Common Stock into shares of Class A Common Stock of the Company.	☐	☐	☐

Proposal 4 — Extension Amendment Proposal	FOR	AGAINST	ABSTAIN

To approve and adopt the amendment to the amended and restated certificate of incorporation of the Company in the form attached as Annex B to VSAC’s proxy statement for the Stockholders Meeting to extend the date by which the Company can consummate an initial business combination from May 3, 2024, by up to six one-month extensions to November 3, 2024.	☐	☐	☐
Proposal 5 — Trust Amendment Proposal	FOR	AGAINST	ABSTAIN

To amend the Investment Management Trust Agreement dated November 1, 2021, as previously amended, entered into between Continental Stock Transfer & Trust Company and the Company governing the trust account in the form attached as Annex C to the Company’s proxy statement for the Stockholders Meeting to extend the date on which Continental must liquidate the Trust Account if the Company has not completed its initial business combination, from May 3, 2024, by up to six one-month extensions to November 3, 2024.	☐	☐	☐
Proposal 6 — Adjournment Proposal	FOR	AGAINST	ABSTAIN

Approve the adjournment of the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, any of the approval of the Director Proposal, the Auditor Proposal, the Founder Share Amendment Proposal, the Extension Amendment Proposal or the Trust Amendment Proposal.

This proxy will revoke all prior proxies signed by you.

	☐	☐	☐

Dated: April ___, 2024

Stockholder’s Signature

Stockholder’s Signature

Please sign exactly as name(s) appears on this proxy card. If shares are held jointly, each holder should sign. Executors, administrators, trustees, guardians, attorneys and agents should give their full titles. If stockholder is a corporation, sign in corporate name by an authorized officer, giving full title as such. If stockholder is a partnership, sign in partnership name by an authorized person, giving full title as such.